SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement.
[ ]     Confidential, for use of the Commission Only (as permitted by
                                                       Rule 14a-6(e)(2)).
[X]     Definitive Proxy Statement.
[ ]     Definitive Additional Materials.
[ ]     Soliciting Material Pursuant to sec. 240.14a-12.

                                  SPECTRA FUND
                (Name of Registrant as Specified in its Charter)

         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         1)     Title of each class of securities to which transaction applies:
         2)     Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)     Proposed maximum aggregate value of transaction:
         5)     Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1)     Amount Previously Paid:
         2)     Form, Schedule or Registration Statement No.:
         3)     Filing Party:
         4)     Date Filed:

                                  SPECTRA FUND
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                                                               November 15, 2006

Dear Shareholder:

         A special meeting of Spectra Fund (the "Fund") will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 on Wednesday, January 17, 2007, at 1:00 p.m. (Eastern time), to vote on the following proposals:

         1.  To elect six Trustees of the Fund;

         2. To approve an Investment Advisory Agreement with Fred Alger Management, Inc.;

         3. To approve changes to the fundamental investment policies of the Fund;

         4.  To approve a new Distribution Plan pursuant to Rule 12b-1;

         5.  To amend the Fund's Agreement and Declaration of Trust; and

         6. To transact such other business as may properly come before the meeting and any adjournments thereof.

         THE TRUSTEES OF THE FUND RECOMMEND THAT YOU VOTE "FOR" EACH OF THE PROPOSALS. However, before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

         Your vote is extremely important, no matter how large or small your Fund holdings.

         TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

         o BY MAIL. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

         o BY INTERNET. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

         o BY TELEPHONE. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

         o IN PERSON. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

         Further information about the proposals to be voted on is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 1-866-904-8740.

                                               Sincerely,

                                               Daniel C. Chung
                                               President

                                TABLE OF CONTENTS

                                                                            PAGE

QUESTIONS AND ANSWERS ....................................................... I

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS ...................................IV

PROXY STATEMENT ............................................................. 1
     Vote Required and Manner of Voting Proxies ............................. 2

PROPOSAL 1: TO ELECT SIX TRUSTEES ........................................... 3
     Nominees and Executive Officers ........................................ 4
     Compensation ........................................................... 7
     Equity Securities Owned by the Nominees ................................ 8
     Attendance of Trustees at Annual Meeting; Board Meetings ............... 8
     Standing Committees of the Board ....................................... 8
     Certain Legal Proceedings ..............................................10
     Shareholder Approval ...................................................10

PROPOSAL 2: TO APPROVE AN INVESTMENT
            ADVISORY AGREEMENT ..............................................10
     Background Information .................................................10
     The New Investment Advisory Agreement ..................................12
     Board Considerations ...................................................14
     Additional Information About Alger Management ..........................17
     Shareholder Approval ...................................................19

PROPOSAL 3: TO REVISE OR REMOVE FUNDAMENTAL
            INVESTMENT POLICIES .............................................19
     Proposal 3-A:   Convert the Fund's investment objective from
                     fundamental to non-fundamental .........................21
     Proposal 3-B:   Revise the fundamental policy relating to borrowing
                     money ..................................................21
     Proposal 3-C:   Revise the fundamental policy relating to
                     underwriting ...........................................23
     Proposal 3-D:   Revise the fundamental policy relating to lending ......24
     Proposal 3-E:   Revise the fundamental policy relating to issuing
                     senior securities ......................................25
     Proposal 3-F:   Revise the fundamental policy relating to real estate ..26
     Proposal 3-G:   Revise the fundamental policy relating to
                     commodities ............................................27
     Proposal 3-H:   Revise the fundamental policy relating to
                     concentration ..........................................28
     Proposal 3-I:   Remove the fundamental policy relating to
                     purchasing securities on margin ........................29
     Proposal 3-J:   Remove the fundamental policy relating to
                     short sales ............................................30

                                       i
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     Proposal 3-K:   Remove the fundamental policy relating to
                     investment in other investment companies ...............31
     Proposal 3-L:   Remove the fundamental policy relating to
                     pledging assets ........................................32
     Proposal 3-M:   Remove the fundamental policy relating to joint
                     trading accounts .......................................32
     Proposal 3-N-1: Remove the fundamental policy relating to warrants .....33
     Proposal 3-N-2: Remove the fundamental policy relating to related party investments ......................................34
     Proposal 3-N-3: Remove the fundamental policy relating to
                     investment in unseasoned issuers .......................34
     Proposal 3-N-4: Remove the fundamental policy relating to
                     purchasing and selling put and call options ............34

PROPOSAL 4: TO APPROVE A DISTRIBUTION PLAN UNDER
            RULE 12B-1 ......................................................35
     Background Information .................................................35
     Board Considerations ...................................................37
     Required Vote ..........................................................37

PROPOSAL 5: TO APPROVE AMENDMENTS TO THE FUND'S
            AGREEMENT AND DECLARATION OF TRUST ..............................38
     Proposal 5-A:   Eliminate the requirement that shareholders approve
                     the termination of the Fund ............................39
     Proposal 5-B:   Eliminate the requirement that shareholders approve
                     the liquidation of a series of the Fund or a class of
                     shares of a series of the Fund .........................39
     Proposal 5-C:   Eliminate (subject to a qualification) the requirement
                     that shareholders approve the reorganization of the
                     Fund or a series of the Fund ...........................40
     Proposal 5-D:   Add a demand requirement for shareholder
                     derivative suits .......................................41
     Required Vote ..........................................................42

SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM .............................................................42

ADDITIONAL INFORMATION ......................................................44
     Share Ownership ........................................................44
     Submission of Shareholder Proposals ....................................44
     Annual Reports .........................................................44
     Shareholder Communications .............................................45
     Expense of Proxy Solicitation ..........................................45
     Voting Results .........................................................46
     Fiscal Year ............................................................46
     General ................................................................46

                                       ii
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APPENDIX A: AUDIT COMMITTEE CHARTER .........................................A-1

APPENDIX B: NOMINATING COMMITTEE CHARTER ....................................B-1

APPENDIX C: LEGAL PROCEEDINGS ...............................................C-1

APPENDIX D: NEW INVESTMENT ADVISORY AGREEMENT ...............................D-1

APPENDIX E: FUNDAMENTAL INVESTMENT RESTRICTIONS .............................E-1

APPENDIX F: NEW DISTRIBUTION PLAN ...........................................F-1

APPENDIX G: REPORT OF THE AUDIT COMMITTEE ...................................G-1

                                      iii
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                                 IMPORTANT NEWS
                              FOR FUND SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

                              QUESTIONS AND ANSWERS

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As a shareholder of Spectra Fund (the "Fund"), you are being asked to vote on several proposals.

Q.       WHAT AM I BEING ASKED TO VOTE "FOR" IN THIS PROXY STATEMENT?

A. Shareholders are being asked to approve several proposals. The proposals cannot be effected without shareholder approval. The Board of Trustees of the Fund has approved these proposals, believes they are in shareholders' best interests and recommends that you approve them.

         o PROPOSAL 1: ELECT TRUSTEES. Shareholders are being asked to elect six Trustees to the Board of Trustees of the Fund.

         o PROPOSAL 2: APPROVE INVESTMENT ADVISORY AGREEMENT. Shareholders are being asked to approve a new investment advisory agreement with Fred Alger Management, Inc. ("Alger Management").

         o PROPOSAL 3: REVISE FUNDAMENTAL INVESTMENT POLICIES. Shareholders are being asked to approve a series of proposals to standardize the Fund's fundamental investment policies.

         The Fund has certain investment policies that cannot be changed without shareholder approval. It is proposed that these restrictions be standardized for substantially all of the Alger Management-advised funds, including the Fund, to the extent practicable, to provide Alger Management with the flexibility to manage the funds more effectively. Also, the Board of Trustees of the Fund has determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. To the extent the Fund engages in new investment practices, the Fund may be subject to additional risks. Alger Management has advised the Board that the proposed revisions to, and eliminations of, fundamental policies are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time. Before a material change is made to the Fund's investment practices in response to the revised policies, the Board must approve that change and the Fund's prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

                                       I

         o PROPOSAL 4: APPROVE A NEW DISTRIBUTION PLAN PURSUANT TO RULE 12B-1. Shareholders are being asked to approve the adoption of a new Rule 12b-1 Plan.

         o PROPOSAL 5: AMEND TRUST AGREEMENT. Shareholders are being asked to approve amendments to the Fund's Agreement and Declaration of Trust to eliminate the requirement of shareholder approval to liquidate a class of the Fund or a series of the Fund, or to effect certain reorganizations involving a Fund or a series, and to add a requirement for a prior demand upon the Fund's Board before commencing any shareholder derivative legal action.

Q: HOW DOES THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT DIFFER FROM THE CURRENT AGREEMENT FOR MY FUND?

A: The Fund's new investment advisory agreement is similar in all material respects to its current investment advisory agreement.

Q: WILL THE TOTAL FEES PAYABLE UNDER MY CURRENT INVESTMENT ADVISORY AGREEMENT INCREASE?

A: No. The total fees payable under the Fund's new investment advisory agreement, including waivers and expense reimbursements, will be no higher than the fees under the Fund's current investment advisory agreement.

Q: HOW DO THE TRUSTEES SUGGEST I VOTE IN CONNECTION WITH THE MATTERS TO BE CONSIDERED AT THE MEETING?

A: After careful consideration, the Fund's Board of Trustees, including each Trustee who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund, recommends that you vote on the proposals being presented to shareholders at the meeting as follows:

         o   FOR the election of each nominee for Trustee;

         o   FOR approval of the investment advisory agreement for the Fund;

         o FOR approval of the changes to the Fund's fundamental investment policies;

         o   FOR approval of the adoption of the Fund's Rule 12b-1 plan; and

         o FOR approval of the amendments to the Fund's Agreement and Declaration of Trust.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is important and makes a difference in the governance of the Fund, no matter how many shares you own. Your vote will help

                                       II
         ensure that the proposals can be implemented. We encourage all shareholders to participate in the governance of the Fund.

Q.       IS THE FUND PAYING FOR PREPARATION, PRINTING AND MAILING OF THIS PROXY?

A. No. Alger Management, the Fund's investment adviser, will bear such costs.

Q.       WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-866-904-8740.

Q.       HOW DO I VOTE MY SHARES?

A. You can vote your shares in person at the shareholder meeting, or by completing, signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

                     IT IS IMPORTANT THAT YOU VOTE PROMPTLY.


                                      III

                                  SPECTRA FUND
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 17, 2007

         A special meeting (the "Meeting") of the shareholders of Spectra Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, at 1:00 p.m. (Eastern time) on Wednesday, January 17, 2007, for the following purposes:

PROPOSAL 1.  To elect six Trustees.

PROPOSAL 2.  To  approve  an  investment  advisory  agreement  with  Fred  Alger
             Management, Inc.

PROPOSAL 3.  To approve changes to the Fund's fundamental investment policies.

PROPOSAL 4.  To approve a New Distribution Plan pursuant to Rule 12b-1.

PROPOSAL 5.  To approve  amendments to the Fund's Agreement and  Declaration  of
             Trust.

PROPOSAL 6.  To transact  such other  business  as may  properly come before the
             Meeting and any adjournments thereof.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL UPON WHICH YOU ARE BEING ASKED TO VOTE.

         Shareholders of record on October 27, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

         IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO COMPUTERSHARE FUND SERVICES, 280 OSER AVENUE, HAUPPAUGE, NEW YORK 11788, IN THE PREPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE OR OTHERWISE VOTE PROMPTLY BY TELEPHONE OR INTERNET.

                                            By Order of the Board of Trustees,

                                            Hal Liebes
                                            Secretary

         November 15, 2006
             New York, New York

                                       IV

                                  SPECTRA FUND
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 17, 2007

         This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Spectra Fund (the "Fund"), a Massachusetts business trust, of proxies to be voted at the special meeting of shareholders of the Fund (the "Meeting"), to be held at 1:00 p.m. (Eastern time) on Wednesday, January 17, 2007, at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

         The Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to shareholders on or about November 15, 2006. Shareholders of record at the close of business on October 27, 2006 (the "Record Date") are entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for each fractional share held.

         As of the Record Date, 22,572,720 shares of the Fund were outstanding and the Fund had aggregate net assets of $191,416,668.

         Please complete, sign, date and return the proxy card included with this Proxy Statement, or, alternatively, you may vote by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identify, provide access into the voting sites and confirm that your instructions are properly recorded.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted "FOR" each such proposal. Shareholders who execute proxies may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

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VOTE REQUIRED AND MANNER OF VOTING PROXIES

         A quorum of shareholders, consisting of a majority of the outstanding shares entitled to vote, is required to take action at the Meeting with respect to each Proposal.

         Votes cast by proxy or in person at the Meeting will be tabulated by the Inspectors of Election appointed for the Meeting. The Inspectors of Election, who are employees of the proxy solicitor engaged by the Fund's investment adviser, Fred Alger Management, Inc. ("Alger Management"), will determine whether or not a quorum is present at the Meeting. The Inspectors of Election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

         If you hold your shares directly (not through a broker-dealer, bank or other financial institution or intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted "FOR" the nominees in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5, as applicable.

         Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The New York Stock Exchange (the "NYSE") may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer's or client's shares with respect to Proposals 2, 3, 4 and 5. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

         If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those

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cases,  the service  agent may,  but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

         If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

         Each nominee named in Proposal 1 must be elected by a plurality of the voting power of the shares of the Fund voted at the Meeting.

         Approval of Proposals 2, 3 and 4 requires the affirmative vote of a 1940 Act Majority Vote of the outstanding voting securities of the Fund. A "1940 Act Majority Vote" of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting or represented by proxy (if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy) or (b) more than 50% of the outstanding voting securities of the Fund.

         Approval of Proposal 5 requires the affirmative vote of a majority of the outstanding shares of the Fund.

         Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" proposals. Abstentions and broker non-votes effectively result in a vote "AGAINST" Proposals 2, 3, 4 and 5. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

                        PROPOSAL 1: TO ELECT SIX TRUSTEES

         The purpose of this Proposal is to elect six Trustees of the Fund to assume office upon their acceptance of their elections and commencement of service as Trustees. It is intended that the enclosed proxy card will be voted for all nominees (each a "Nominee" and collectively, the "Nominees") for the Board, unless a proxy contains specific instructions to the contrary. The Board is composed of a single class of Trustees. All shareholders will vote for all Nominees. The Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Proxy Statement.

         Shareholders of the Fund are being asked to elect Ms. Hilary M. Alger and Messrs. Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand as Trustees. If elected, each will serve for an indefinite term until a successor is duly elected and qualified. Each of the Nominees is currently a Trustee of the Fund.

         Each of the Nominees has indicated an intention to serve if elected and has consented to be named in this Proxy Statement. If any of these Nominees is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute Nominee as the Board may recommend. Each of the Nominees was nominated by the Nominating Committee of the Board, consisting of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees").

         The Board, including all of the Independent Trustees, unanimously proposed all of the Nominees for election at Meeting.

NOMINEES AND EXECUTIVE OFFICERS

         The Nominees, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund Complex the Nominees currently oversee and other board memberships they hold are set forth below. The address of each Nominee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003. For purposes of this Proxy Statement, "Fund Complex" means the Fund and the other five registered investment companies advised by Alger Management.

                                                                   NUMBER OF
                                                                PORTFOLIOS IN
                                                                   THE FUND
                                                                    COMPLEX
      NAME (AGE)                                                   WHICH ARE
   POSITION WITH THE        PRINCIPAL OCCUPATIONS AND             OVERSEEN BY
     FUND (SINCE)             OTHER BOARD MEMBERSHIPS              TRUSTEE**
--------------------------------------------------------------------------------
INTERESTED TRUSTEE*
Hilary M. Alger,        Director of Development, Pennsylvania         27
  CFA (44)              Ballet since 2004; Associate Director of
  Trustee (2003)        Development, College of Arts and
                        Sciences and Graduate School,
                        University of Virginia 1999-2003.

INDEPENDENT TRUSTEES
Stephen E. O'Neil (73)  Attorney; Private investor since 1981;        27
  Trustee (1986)        Director of Brown-Forman Corporation
                        since 1978. Formerly of Counsel to the
                        law firm of Kohler & Barnes.

                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
                                                                      THE FUND
                                                                       COMPLEX
      NAME (AGE)                                                      WHICH ARE
   POSITION WITH THE        PRINCIPAL OCCUPATIONS AND                OVERSEEN BY
     FUND (SINCE)             OTHER BOARD MEMBERSHIPS                  TRUSTEE**
--------------------------------------------------------------------------------

Charles F. Baird,       Managing Partner of North Castle Partners,        27
  Jr. (52)              a  private  equity  securities  group; Chairman
  Trustee  (2000)       of Equinox, Leiner Health Products,
                        Elizabeth Arden Day Spas, Grand
                        Expeditions of EAS. Formerly Managing
                        Director of AEA Investors, Inc.

Roger P. Cheever (60)   Senior Associate Dean of Development,             27
  Trustee (2000)        Harvard University. Formerly Deputy
                        Director of the Harvard College Fund.

Lester L. Colbert,      Private investor since 1988; Chairman of          27
  Jr. (72)              the Board, President and Chief Executive
  Trustee (2000)        Officer of Xidex Corporation 1972-87.

Nathan E.               Medical doctor in private practice; Member        27
  Saint-Amand,          of the Board of the Manhattan Institute
  M.D. (68)             since 1988. Formerly Co-Chairman,
  Trustee (1986)        Special Projects Committee, Memorial
                        Sloan Kettering.

--------------------------------------------------------------------------------
* Ms. Alger is an "interested person"(as defined in the 1940 Act) of the Fund by virtue of her pending ownership control of Alger Associates, Inc. ("Alger Associates"), which indirectly controls Alger Management and its affiliates.

** Each  of  the  Nominees   also  is  nominated  to  serve  on  the  Boards  of
   Trustees/Directors of the other five registered investment companies advised by Alger Management. If the Nominees are elected to serve on the boards of those funds, each Nominee would oversee all the portfolios in the Fund Complex. At the time of the mailing of this Proxy Statement, there were 27 portfolios in the Fund Complex. Prior to the Meeting, certain of those portfolios will be liquidated and shareholders of certain portfolios are being solicited in separate proxy materials to approve the reorganization of their portfolios into other portfolios in the Fund Complex. If all of the proposed liquidations and reorganizations are approved by shareholders, each Nominee will oversee 19 portfolios in the Fund Complex.

         The Fund's executive officers are Messrs. Daniel C. Chung, Frederick A. Blum, Hal Liebes, Michael D. Martins and Barry J. Mullen, and Ms. Lisa A. Moss. Set forth below is the name and certain biographical and other information for Messrs. Chung, Blum, Liebes, Martins and Mullen, and Ms. Moss, as reported by them to the Fund.

     NAME, (AGE),
   POSITION WITH THE                                               OFFICER
   FUND AND ADDRESS(1)         PRINCIPAL OCCUPATIONS                SINCE(2)
--------------------------------------------------------------------------------

Daniel C. Chung (44)    President since September 2003 and           2001
  President*            Chief Investment Officer and Director
                        since 2001 of Alger Management;
                        President since 2003 and Director since
                        2001 of Alger Associates, Alger
                        Shareholder Services, Inc. ("Services"),
                        Fred Alger International Advisory S.A.
                        ("International") (Director since 2003)
                        and Analysts Resources, Inc. ("ARI").

Frederick A. Blum (52)  Executive Vice President and Treasurer of    1997
  Treasurer             Fred Alger & Company, Incorporated
                        ("Alger Inc."), Alger Management, Alger
                        Associates, ARI and Services since
                        September 2003 and Senior Vice
                        President prior thereto; Director of Alger
                        SICAV and International.

Hal Liebes (42)         Executive Vice President, Chief Operating    2005
  Secretary             Officer, Chief Legal Officer and Secretary
                        of Alger Inc. and Alger Management.
                        Formerly, Chief Compliance Officer of
                        AMVESCAP PLC from 2004-2005;
                        U.S. General Counsel (1994-2002)
                        and Global General Counsel (2002-2004)
                        of Credit Suisse Asset Management;
                        Chief Compliance Officer of the Fund
                        Complex from 2005-2006.

Michael D. Martins (41) Senior Vice President of Alger               2005
  Assistant Treasurer   Management. Formerly, Vice President,
                        Brown Brothers Harriman & Co. from
                        1997-2004.

Lisa A. Moss (41)       Vice President and Assistant General         2006
  Assistant Secretary   Counsel of Alger Management since
                        June 2006. Formerly, Director of Merrill
                        Lynch Investment Managers, L.P. from
                        2005-2006; Assistant General Counsel
                        of AIM Management, Inc. from
                        1995-2005.

     NAME, (AGE),
   POSITION WITH THE                                               OFFICER
   FUND AND ADDRESS(1)         PRINCIPAL OCCUPATIONS                SINCE(2)
--------------------------------------------------------------------------------

Barry J. Mullen (53)    Senior Vice President and Director of        2006
  Chief Compliance      Compliance of Alger Management since
  Officer               May 2006. Formerly, Director of
                        BlackRock, Inc. from 2005-2006; Vice
                        President of J.P. Morgan Investment
                        Management from 1996-2004.
--------------------------------------------------------------------------------

1. The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2. Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

* Mr. Chung has served as a Trustee since 2001, but is not standing for re-election at the Meeting. He also is serving as a Board member of certain funds in the Fund Complex, but is not standing for re-election by shareholders at special meetings of those funds, which also are scheduled to be held in January 2007.

COMPENSATION

         No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund now pays each Independent Trustee $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2005. The following table provides compensation amounts paid to current Independent Trustees of the Fund for the fiscal year ended October 31, 2005. Through September 2006, the Fund paid each Independent Trustee $2,000 for each meeting attended, to a maximum of $8,000 per annum, plus travel expenses incurred for attending the meeting.

                                                   TOTAL COMPENSATION FROM
                                AGGREGATE             THE FUND COMPLEX
                               COMPENSATION        (NUMBER OF REGISTERED
        TRUSTEE                FROM THE FUND        INVESTMENT COMPANIES)
------------------------       -------------      --------------------------
Charles F. Baird, Jr.             $ 6,000                $22,500 (4)
Roger P. Cheever                  $ 8,000                $30,000 (4)
Lester L. Colbert, Jr.            $ 8,000                $38,000 (5)
Stephen E. O'Neil                 $14,000                $65,000 (6)
Nathan E. Saint-Amand             $ 8,000                $44,000 (6)

         None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management.

EQUITY SECURITIES OWNED BY THE NOMINEES

         The following table sets forth the amount of equity securities owned by each Nominee in the Fund, and in the portfolios in the Fund Complex (in the aggregate), overseen by that Trustee, as of the Record Date. For purposes of this table, ownership interests are presented in the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over
$100,000.

                                                        FUND COMPLEX
        NOMINEE                 FUND SHARES           IN THE AGGREGATE
------------------------        -----------           ----------------
Hilary M. Alger                      A                        E
Charles F. Baird, Jr.                A                        A
Roger P. Cheever                     D                        D
Lester L. Colbert, Jr.               C                        D
Stephen E. O'Neil                    A                        A
Nathan E. Saint-Amand                A                        E

ATTENDANCE OF TRUSTEES AT ANNUAL MEETING; BOARD MEETINGS

         The Fund does not have a policy with regard to attendance of Trustees at annual meetings. The Fund did not hold an annual meeting during its most recent fiscal year.

         During the fiscal year ended October 31, 2005, the Board met four times. Each Nominee attended at least 75% of the aggregate number of meetings of the Board and of each committee of the Board on which the Nominee served.

STANDING COMMITTEES OF THE BOARD

         AUDIT COMMITTEE. The Board has a standing Audit Committee comprised of Messrs. Colbert, O'Neil and Saint-Amand, each of whom is an Independent Trustee. The primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Fund's financial statements, the independent auditor's qualifications and independence, the performance of the Fund's independent auditors, and the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting. The Audit Committee prepares an audit committee report, if required by the Securities and Exchange Commission (the "SEC"), to be included in the Fund's annual proxy statement, if any. The Audit Committee oversees the scope of the annual audit of the Fund's financial statements and any special audits, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto. The Audit Committee determines, and recommends to the Board, including the Independent

         Trustees, for its ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors. The Audit Committee also pre-approves all audit and certain permissible non-audit services provided to the Fund and certain other persons by such independent auditors. Finally, the Audit Committee acts as a liaison between the Fund's independent auditors and the Board. During the Fund's fiscal year ended October 31, 2005, the Audit Committee met three times. A copy of the Audit Committee Charter is included in Appendix A.

         NOMINATING COMMITTEE. At a meeting of the Board on September 12, 2006, the Board authorized the establishment of a Nominating Committee comprised of all Independent Trustees. The Nominating Committee convened its initial meeting on September 12, 2006.

         The Nominating Committee is responsible for assisting the Board in its selection and evaluation of members to oversee the Fund so that the interests of the shareholders are well-served. The Nominating Committee's responsibilities include the nomination of new Trustees and the evaluation of the Board and its committee structure. The Nominating Committee may consider candidates submitted by shareholders, or from other sources it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected). A copy of the Nominating Committee Charter is included in Appendix B.

         In nominating candidates, the Nominating Committee will search for those qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies confront in their duties to shareholders. The Nominating Committee shall review and make recommendations with regard to the tenure of Trustees, including any term limits, limits on the number of boards on which a Trustee may sit and normal retirement age. The Nominating Committee may retain and terminate a search firm to identify Trustee nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms. The Nominating
Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Nominating Committee also is responsible for the analysis of the appropriateness of establishing minimum shareholding levels for Trustees.

CERTAIN LEGAL PROCEEDINGS

         Alger Management and certain of its affiliates are subject to various legal proceedings, a summary of which is set forth in Appendix C. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from
Section 9(a) of the 1940 Act has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund, loss of personnel of Alger Management, diversion of time and attention of Alger Management's personnel, diminishment of financial resources of, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

SHAREHOLDER APPROVAL

         The election of the Nominees, whose term of office will commence upon their acceptance of their elections and commencement of service as Trustees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

             PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT

         Shareholders are being asked to vote on a new investment advisory agreement between the Fund and Alger Management, the Fund's investment adviser. A pending transfer of indirect ownership control of Alger Management, as described below, will, upon consummation, result in an "assignment" (as defined in the 1940 Act) of the Fund's existing investment advisory agreement with Alger Management. As a result, the Board of Trustees has determined to seek shareholder approval of a new investment advisory agreement with Alger Management.

BACKGROUND INFORMATION

         Alger Management has provided investment advisory services to the Fund since its inception under the supervision of the Fund's Board and has been responsible for the overall administration of the Fund, including the management of the Fund's assets according to its investment objective and the placing of orders with broker-dealers to purchase and sell securities on behalf of the Fund. The Fund's advisory agreement with Alger Management covering these services was last approved by shareholders of the Fund on January 17, 1986 in connection with the reorganization of the Fund as a Massachusetts business trust.

         During the fiscal year ended October 31, 2005, Alger Management earned $3,029,513 from the Fund for providing advisory and administrative services to the Fund.

         Prior to September 12, 2006, Alger Management provided both advisory services and administrative services to the Fund pursuant to an investment management agreement with the Fund. Pursuant to the approval of the Board of Trustees at a meeting held on September 12, 2006, the services provided by Alger Management to the Fund were bifurcated into two separate agreements - an investment advisory agreement (the "Current Investment Advisory Agreement") and a separate administration agreement (the "Administration Agreement"). Under the Administration Agreement, Alger Management provides the Fund with various administrative services, including the following: maintenance of office facilities; furnishing of clerical, accounting and bookkeeping services; computation of Fund net asset value, net income and realized capital gains and losses; preparation of semi-annual reports to shareholders and to the SEC; preparation of federal and state tax returns and filings with state securities commissions; and maintenance of Fund financial accounts and records. The amount noted in the preceding paragraph is the aggregate fee paid to Alger Management by the Fund under its previous investment management agreement for both advisory and administrative services. The aggregate management fee of 1.50% payable to Alger Management by the Fund did not change as a result of the bifurcation, but separate advisory fees and administrative fees of 1.46% and .04%, respectively, are now charged under the Fund's Current Investment Advisory Agreement and Administration Agreement, respectively.

         FUTURE ASSIGNMENT OF CURRENT INVESTMENT ADVISORY AGREEMENT. At the time of mailing of this Proxy Statement, over 25% of the outstanding voting securities of Alger Associates is indirectly held by Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Fund's Board. As of October 2, 2006, Mr. Alger has retired as Chairman of the Board of Alger Management and of the Fund's Board and commenced the process to relinquish ownership control of Alger Associates and, indirectly, Alger Management. Upon consummation of this process, Alger Associates and, indirectly, Alger Management, will be controlled by Mr. Alger's three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom will own approximately 33% of the voting rights of Alger Management. This process is expected to be completed in February 2007.

         Although the consummation of the relinquishment of Mr. Alger's control of Alger Associates has not caused, and is not expected to cause, any diminution in the overall control of Alger Management by Alger Associates, the completion of the process will result in an "assignment" (as that term is defined in the 1940
Act) of the Fund's Current Investment Advisory Agreement with Alger Management, and will therefore cause the Current Investment Advisory Agreement to terminate in accordance with its terms as required by the 1940 Act.

         As a result of the pending transfer of ownership control of Alger Associates from Mr. Alger to his daughters (and any subsequent transfers among Mr. Alger's daughters), the Board of Trustees of the Fund has determined to seek shareholder approval of a new investment advisory agreement (the "New Investment Advisory Agreement" and together with the Current Investment Advisory Agreement, the "Advisory Agreements") which, except as noted below, is substantially identical to the Current Investment Advisory Agreement. As discussed below, the Board, including the Independent Trustees, has unanimously approved, and has recommended that the Fund's shareholders approve, its New Investment Advisory Agreement.

THE NEW INVESTMENT ADVISORY AGREEMENT

         On September 12, 2006, the Board approved the Fund's New Investment Advisory Agreement, under which, subject to its approval by the Fund's shareholders, Alger Management will continue to serve as the investment adviser to the Fund. The New Investment Advisory Agreement, if approved by the shareholders, will replace the Fund's Current Investment Advisory Agreement. THE TERMS OF THE FUND'S NEW INVESTMENT ADVISORY AGREEMENT ARE IDENTICAL IN SUBSTANTIALLY ALL RESPECTS TO THOSE OF ITS CURRENT INVESTMENT ADVISORY AGREEMENT, EXCEPT THAT THE NEW INVESTMENT ADVISORY AGREEMENT HAS A DIFFERENT EFFECTIVE DATE AND TERMINATION DATE, AND EXCEPT THAT FOR ADMINISTRATIVE CONVENIENCE, IF THE BOARD WERE TO AUTHORIZE THE CREATION OF ADDITIONAL SERIES OF THE FUND, THE NEW INVESTMENT ADVISORY AGREEMENT WOULD SERVE AS A SINGLE
INVESTMENT ADVISORY AGREEMENT FOR ALL FUND SERIES, WITH EACH SERIES' FEE IDENTIFIED ON A SCHEDULE TO THE NEW AGREEMENT.

         None of the personnel providing portfolio management services, and none of the other service providers, to the Fund have changed. Under the Fund's New Investment Advisory Agreement, Alger Management will continue to be responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund's portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. The services of Alger Management to the Fund are not exclusive, and Alger Management is free to render investment advisory services to others.

         Fees paid by the Fund to Alger Management under its New Investment Advisory Agreement will be calculated at the same rate as the fees previously charged under its Current Investment Advisory Agreement.

         Alger Management is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters relating to the Advisory Agreements. Alger Management, however, is liable for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Advisory Agreements.

         Pursuant to the New Investment  Advisory  Agreement,  Alger  Management
will bear all expenses in connection with the performance of its services thereunder. Pursuant to the New Investment Advisory Agreement, the Fund will pay the other expenses of the Fund, including but not limited to the following: charges and expenses of custodians or depositories; bookkeeping and auditing expenses; charges and expenses of transfer agents and registrars; brokers' commissions and issue and transfer taxes; taxes and fees payable to federal, state and other governmental agencies; cost of stock certificates representing shares of the Fund; SEC and state Blue Sky qualification fees; costs of preparing and printing prospectuses for filing with the SEC and other authorities; expenses of shareholders' and Trustees' meetings and of preparing and printing reports to shareholders; fees of Trustees who are not officers, directors or employees of Alger Management or any of its affiliates; charges of independent pricing services retained to assist in valuing the assets of the Trust; the Fund's proportionate share of insurance premiums; costs attributable to shareholder services; and charges and expenses of legal counsel for the Fund.

         The New Investment Advisory Agreement, if approved by shareholders, will continue in effect for an initial period that will commence upon approval by shareholders of the Fund and will end on September 30, 2008, and will continue from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) by a 1940 Act Majority Vote of the Fund's shareholders.

         The New Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a 1940 Act Majority Vote of the Fund's shareholders, in each case, on 60 days' prior written notice to Alger Management or by Alger Management upon not less than 60 days' written notice to the Fund. The New Investment Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940
Act).

         The description of the New Investment Advisory Agreement in this Proxy Statement is only a summary. The New Investment Advisory Agreement, which you should read in full, is attached hereto as Appendix D.

BOARD CONSIDERATIONS

         At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

         In evaluating the New Investment Advisory Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Fund. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement,
(ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

         In deciding whether to approve the New Investment Advisory Agreements, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

         NATURE, EXTENT AND QUALITY OF SERVICES. In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to the New Investment Advisory Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreement. They noted that under the Advisory Agreements, Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by Callan, the characteristics of the Fund's portfolio had consistently over the previous five years remained within the ranges typical of funds that, like the Fund, hold themselves out to investors as growth-oriented. The Trustees concluded that Alger Management's experience, resources and strength in those areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

         TRANSFER OF OWNERSHIP OF ALGER ASSOCIATES. The Trustees assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Fund of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices. The Board also considered that the New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to Current Investment Advisory Agreement, except for the time periods covered by the Agreements and, that for administrative convenience, the New Investment Advisory Agreement will permit the investment advisory agreement of future Fund series to be combined with the investment advisory agreement for the Fund as a single document.

         INVESTMENT PERFORMANCE OF THE FUND. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees determined that the performance of the Fund had been excellent; they noted, for example, that the Fund's average annual returns for the one- and two-year periods ended August 31, 2006 and its return for the year to date at August 31, 2006 had substantially exceeded those of its peers and its benchmarks.

         FUND FEES AND EXPENSE RATIO; PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES. The Trustees reviewed the Fund's advisory fee and expense ratio and compared them to a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the Fund's advisory fee and expense ratio were higher than those of most of the funds in the Callan reference group. The Trustees determined that this fact should be taken into account in weighing the size of the fee against the nature, extent and quality of the services to be provided. In addition, the Trustees considered the profitability of the Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on the Fund's profitability to Alger Management and its affiliates for the 12-month period ended June 30, 2006. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

         ECONOMIES OF SCALE. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as it grows in size, but that in view of the current size of the Fund and the level of profitability of the Fund to Alger Management and its affiliates, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

         OTHER BENEFITS TO ALGER MANAGEMENT. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with the Fund's brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger Inc. provides a substantial portion of the Fund's equity brokerage and receives shareholder servicing fees from the Fund as well, and that Alger Shareholder Services, Inc. receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

         At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the Fund's New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

         o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

         o The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

         o The Board concluded that the Fund's overall performance had been excellent.

         o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund.

         o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

         The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Fund's New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION ABOUT ALGER MANAGEMENT

         Alger Management is a registered investment adviser with its principal offices located at 111 Fifth Avenue, New York, New York 10003. Alger Management is a wholly-owned subsidiary of Alger Inc., which is a wholly-owned subsidiary of Alger Associates, a financial services holding company. Until October 2, 2006, Mr. Frederick M. Alger, III was the principal executive officer of Alger Management and was the Chairman of the Board. Mr. Daniel C. Chung serves as Chairman and Chief Executive Officer of Alger Management, and Mr. Hal Liebes serves as a Director of Alger Management. Mr. Chung also serves as Alger Management's Principal Executive Officer with Mr. Frederick A. Blum serving as Principal Financial Officer. For a list of officers of the Fund who also serve as officers of Alger Management, please refer to Proposal 1 above.

         Alger Associates is a closely-held New York corporation, the stockholders of which primarily consist of Mr. Frederick M. Alger, III, who holds Class A shares through Alger Two, LLC, and his three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom hold Class C shares. The principal business address of Alger Management, Alger Inc. and Alger Associates, and the address of each officer and director of Alger Management is 111 Fifth Avenue, New York, New York 10003.

         DISTRIBUTOR AND ADMINISTRATOR. Alger Inc. serves as distributor of each
Fund's  shares.  As  noted  above,   Alger  Management  serves  as  each  Fund's
administrator.

         In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund.

         During the fiscal year ended October 31, 2005, the Fund paid an aggregate of approximately $1,167,262 in brokerage commissions, of which approximately $640,343 was paid to Alger Inc. The commissions paid to Alger Inc. constituted 55% of the aggregate brokerage commissions paid by the Fund; during that year, 62% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2005, $30,925,485 in portfolio transactions, incurring $65,545 in commissions, was allocated to brokers who supplied research to the Fund or Alger Management.

SHAREHOLDER APPROVAL

         To become effective, the Fund's New Investment Advisory Agreement must be approved by a 1940 Act Majority Vote of the outstanding voting securities of the Fund, which means the affirmative vote of lesser of (a) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting or represented by proxy (if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy) or (b) more than 50% of the outstanding voting securities of the Fund.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE FUND'S NEW INVESTMENT ADVISORY AGREEMENT.

                   PROPOSAL 3: TO REVISE OR REMOVE FUNDAMENTAL
                               INVESTMENT POLICIES

         The Fund, like all mutual funds, is required by law to have policies governing certain of the Fund's investment practices that may only be changed with shareholder approval. These policies are referred to as "fundamental." While the number of investment practices that must be governed by fundamental policies currently is small, this has not always been the case. As a result, the Fund has fundamental policies that are no longer required by law. In addition, certain of the Fund's policies that continue to be required by law, as currently adopted by the Fund, are more restrictive than required by law.

         The Board has reviewed the Fund's current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. A list of the fundamental policies that will apply to the Fund if each proposal is approved by shareholders appears in Appendix E. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate other fundamental policies. Additionally, shareholders are being asked to reclassify the Fund's investment objective as non-fundamental (see Proposal 3-A).

         The revised fundamental policies are expected to facilitate the management of the Fund's assets, to simplify the process of monitoring compliance with the Fund's fundamental investment policies and to provide Alger Management with the flexibility to manage the Fund more effectively. In addition, the revised fundamental policies are intended to provide the Fund with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and should be interpreted broadly. The revised policies generally allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies should be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This should allow the Fund to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. Approval of the revised fundamental policies does not necessarily mean that the Fund will broaden its investment practices to the extent permitted under the policies. To the extent the Fund engages in new investment practices, the Fund may be subject to additional risks. Before a material change is made in the Fund's investment practices in response to the revised policies, the Board will be asked to approve such change and the Fund's prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

         The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Fund. These authorities could include courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies should be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this should allow the Fund the flexibility to take advantage of future changes in the interpretations of regulators and others without the expense and delay of seeking further shareholder approvals.

         Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy should be interpreted to mean that there is either an express or affirmative permission, or a lack of a prohibition, for the practice.

         The revised fundamental policies give the Fund, in certain cases, an increased ability to engage in certain investment practices (although only technical or minor wording changes are being made for certain policies), as described in more detail below. If the Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in the Fund. Certain of the increased risks to the Fund are described below. Except where indicated below, the actual investment practices of the Fund currently are not expected to change as a result of the revised policies. However, these practices could change in the future, and for various reasons. Before a material change is made in the Fund's investment practices in response to the revised policies, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change.

         The Board recommends that shareholders vote to revise or eliminate the Fund's fundamental policies as discussed below. Each section sets out the fundamental policy that will apply if shareholders approve the policy in that section.

         The descriptions in each section of the Fund's existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Appendix E. The chart in Appendix E sets out in the left column the current fundamental policies of the Fund that are proposed to be revised or eliminated, and in the right column the proposed revised policy, if applicable.

         Shareholders will be asked to vote on each revised policy for the Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of the Fund's fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved, the Fund's existing fundamental policy on that investment practice will remain in effect.

         The revised policies that are approved will take effect March 1, 2007.

         To be approved, each proposal must receive a 1940 Act Majority Vote of the outstanding voting securities of the Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies."

PROPOSAL 3-A: CONVERT THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

         If shareholders approve this proposal, the Fund's investment objective will become non-fundamental, meaning that it can be changed without shareholder approval. There are no current plans to change the investment objective of the Fund.

         DISCUSSION. The 1940 Act does not require that the Fund's investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If the Fund's investment objective is non-fundamental, the objective may be changed by the Board when the Board believes it is in the best interests of shareholders to do so. As noted above, however, shareholders would be given prior notice of any change in the Fund's investment objective. This notice is expected to take the form of a supplement to the Fund's prospectus or a revised prospectus, which would be sent to shareholders.

         If the Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Board deems to be in the best interests of shareholders without the expense and delay of seeking further shareholder approval.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-B: REVISE THE FUNDAMENTAL POLICY RELATING TO BORROWING MONEY

         If shareholders approve this proposal, the Fund's current fundamental policy on the borrowing of money will be revised to read as follows:

         Except as otherwise permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

         DISCUSSION. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

         Currently, the borrowing policy of the Fund limits the Fund to borrowings from banks. The Fund's current borrowing policy is described in its prospectus or statement of additional information. The revised policy will permit the Fund to borrow money, and to engage in trading practices that may be considered to be borrowing, to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate the restriction that borrowings be made only from banks.

         As noted above, the revised policy will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

         If this proposal is approved, the Fund may be permitted by this fundamental policy to borrow in situations and under circumstances in which it previously could not do so. Borrowing may cause the value of the Fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund's net investment income in any given period.

         Alger Management has advised the Board that the proposed revisions to the fundamental policy on borrowing are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-C: REVISE THE FUNDAMENTAL POLICY RELATING TO UNDERWRITING

         If shareholders approve this proposal, the Fund's current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

         Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         DISCUSSION. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The Fund's current underwriting policy is disclosed in its prospectus and/or statement of additional information. The Fund's current fundamental policy has an exception to the prohibition on underwriting to the extent that the Fund is deemed to be an underwriter in connection with the disposition of portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the "Securities Act"), which deems certain persons to be "underwriters" if they purchase a security from the issuer and later sell it to the public. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. It is not, however, believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting the securities of other issuers. The revised policy does not generally give the Fund any greater authority to engage in the underwriting business or to underwrite the securities of other issuers.

         Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability. These risks could apply to the Fund investing in restricted securities.

         Alger Management has advised the Board that the proposed revisions to the fundamental policy on underwriting are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-D: REVISE THE FUNDAMENTAL POLICY RELATING TO LENDING

         If shareholders approve this proposal, the Fund's current fundamental policy on the lending of money or other assets will be revised to read as follows:

         Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

         DISCUSSION. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC considers repurchase agreements as loans.)

         The Fund's current fundamental policy, which is disclosed in the Fund's prospectus and statement of additional information, generally prohibit the making of loans, but specify that investments in debt obligations and repurchase agreements, and the lending of portfolio securities, are not subject to the restriction. The revised policy will permit securities lending and the use of repurchase agreements and will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans.

         If this proposal is approved, the Fund will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which it previously could not do so. While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when Alger Management believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other Alger Management-advised funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other Alger Management-advised funds.

         Alger Management has advised the Board that the proposed revisions to the fundamental policy on lending are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL  3-E:  REVISE  THE  FUNDAMENTAL   POLICY  RELATING  TO  ISSUING  SENIOR
SECURITIES

         If shareholders approve this proposal, the Fund's current fundamental policy on the issuing of senior securities will be revised to read as follows:

         Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

         DISCUSSION. All mutual funds are required to have a fundamental policy about issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary or emergency purposes, and these borrowings are not considered senior securities.

         Currently, the Fund is not permitted to issue senior securities except to the extent that borrowings or certain investment practices (such as writing options) may be deemed to be the issuance of senior securities. The Fund's current policy concerning the issuance of senior securities is described in its prospectus or statement of additional information. The revised policy will permit the Fund to issue senior securities to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

         Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Fund's existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

         Alger Management has advised the Board that the proposed revisions to the fundamental policy on the issuance of senior securities are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-F: REVISE THE FUNDAMENTAL POLICY RELATING TO REAL ESTATE

         If shareholders approve this proposal, the Fund's current fundamental policy on real estate will be revised to read as follows:

         Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

         DISCUSSION. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. Currently, the Fund has a fundamental policy prohibiting it from purchasing or selling real estate but is permitted to purchase marketable securities of real estate investment trusts. The revised policy clarifies the Fund's policy prohibiting investments in real estate, but preserves the flexibility to invest in real estate-related companies and companies whose business consists in whole or in part of investing in real estate.

         Alger Management has advised the Board that the proposed revisions to the fundamental policy on investment in real estate are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

         To the extent that investments in real estate are considered illiquid, the Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-G: REVISE THE FUNDAMENTAL POLICY RELATING TO COMMODITIES

         If shareholders approve this proposal, the Fund's current fundamental policy on commodities will be revised to read as follows:

         Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

         DISCUSSION. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

         Currently, the Fund is not permitted to invest in physical commodities or commodity contracts, but it is permitted to invest in certain types of derivatives and financial commodities such as stock index futures contracts and options on such futures contracts. The Fund's current policy concerning investment in commodities is described in its prospectus and/or statement of additional information. The revised policy does not generally give the Fund any greater authority to invest in physical commodities but clarifies the Fund's ability to enter into the various derivative instruments identified in the revised policy.

         In addition to restricting investments in commodities, the current policy of the Fund also expressly prohibits investments in oil, gas or other mineral exploration development programs, including mineral leases. This portion of the fundamental policy is believed initially to have been adopted in response to requirements imposed under certain states' securities laws and/or other restrictions which no longer apply to the Fund, and are not required by the 1940 Act. The elimination of this portion of the policy will simplify the Fund's compliance requirements and will provide the Alger Management greater flexibility to invest the Fund's assets as it deems appropriate, consistent with applicable law and the Fund's investment objective and other investment policies.

         Alger Management has advised the Board that the proposed revisions to the fundamental policy on investment in commodities and commodity contracts are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-H: REVISE THE FUNDAMENTAL POLICY RELATING TO CONCENTRATION

         If shareholders approve this proposal, the Fund's current fundamental policy on concentration will be revised to read as follows:

         Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

         DISCUSSION. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

         The Fund currently has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry. The Fund's current policy about concentration is disclosed in its prospectus and/or statement of additional information. This existing policy reflects the 25% test noted above that is the SEC's current interpretation of concentration. The revised policy does not generally give the Fund any greater authority to concentrate its investments in one or more industries. However, if the SEC's interpretation of concentration were to change, the Fund would be able to change its concentration policy without seeking shareholder approval.

         The revised policy will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Also, under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

         PROPOSAL 3-I: REMOVE THE FUNDAMENTAL POLICY RELATING TO PURCHASING SECURITIES ON MARGIN

         If shareholders of the Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing securities on margin will be eliminated.

         DISCUSSION. The Fund currently has a fundamental policy that prohibits purchasing securities on margin. The 1940 Act does not require that the Fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal 3-B.

         The Fund believes that this fundamental policy is unnecessary and may be unduly restrictive. The Fund's ability to borrow is governed by the fundamental policy on borrowing discussed in Proposal 3-B. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal 3-E. The Fund believes that these other fundamental policies provide adequate protection in this regard. If this fundamental policy is eliminated, the Fund will be permitted to purchase securities on margin subject to the Fund's other investment policies and applicable law. Shareholders should note that it is the current position of the SEC's staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the Fund, which is not permitted by the 1940 Act.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-J: REMOVE THE FUNDAMENTAL POLICY RELATING TO SHORT SALES.

         If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from making short sales of securities will be eliminated.

         DISCUSSION. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to "cover" its exposure under any short position. Under the 1940 Act, a fund is generally restricted from making short sales unless the sale is "against the box" and the securities sold are segregated, or the fund's obligation to deliver the securities sold short is "covered" by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made "against the box" if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to "cover" its exposure under any short position. Mutual funds are not required to have a fundamental policy about engaging in short sales.

         The Fund believes this fundamental policy is unduly restrictive. There may be circumstances in which Alger Management believes that a short sale is in the best interests of shareholders. If this fundamental policy is eliminated, the Fund will be able to engage in short sales subject to the Fund's other investment policies and applicable law. Before the Fund engages in short sales to any material extent, the Board will be consulted and the Fund's prospectus and/or statement of additional information will be revised to disclose the practice. The Fund will be subject to any limitations on engaging in short sales imposed by the Board from time to time, as well as the Fund's other investment policies.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-K: REMOVE THE FUNDAMENTAL POLICY RELATING TO INVESTMENT IN OTHER INVESTMENT COMPANIES

         If shareholders approve this proposal, the Fund's current fundamental policy prohibiting or limiting the Fund from purchasing securities of other investment companies will be eliminated.

         DISCUSSION. Each Fund is prohibited from investing more than a particular percentage of its net assets in other investment companies, except as permitted under the 1940 Act or except where such purchase is part of a plan of merger or reorganization.

         The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act limited these investments to relatively small percentages of fund assets unless a "master-feeder" or "fund-of-funds" structure was utilized. Outside of the "master-feeder" and "fund-of-funds" structures and subject to certain other exceptions, the 1940 Act limited a fund's investments in a single investment company to 3% of the purchased investment company's outstanding voting stock and to 5% of the fund's total assets and capped a fund's investments in all investment companies at 10% of the fund's total assets.

         Recent rule changes now permit funds to invest an unlimited portion of their assets in affiliated investment companies, though investments in unaffiliated investment companies are still subject to certain limitations. In addition, the SEC has recently granted exemption from the 1940 Act limits for funds investing in certain exchange-traded funds.

         Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, the Fund believes that its existing fundamental policy is unnecessary and may be unduly restrictive. If the Fund's fundamental policy on this topic is eliminated, the Fund will be able to invest in other investment companies to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Fund's other investment policies.

         Mutual funds invest in other investment companies for a variety of reasons. Using a master-feeder structure may provide access to a larger investment portfolio and may increase opportunities for economies of scale. Using a fund-of-funds structure may provide access to a broader investment portfolio or mix of investment styles and strategies. Investing in investment companies also is a way to equitize cash in a fund's portfolio and to achieve investment exposure to a particular asset class or type of investment.

         When the Fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-L: REMOVE THE FUNDAMENTAL POLICY RELATING TO PLEDGING ASSETS

         If shareholders approve this proposal, the Fund's current fundamental policy limiting the Fund's ability to pledge its assets will be eliminated.

         DISCUSSION. The Fund currently is restricted in its ability to pledge its assets. The Fund believes this fundamental policy is unduly restrictive and may prevent Alger Management from acting in a manner it believes to be in shareholders' best interest. If this fundamental policy is eliminated, the Fund will be able to pledge its assets to the extent permitted under the 1940 Act, subject to the Fund's other investment policies.

         The Fund intends to pledge its assets only to support its investment practices. It is impossible to predict what the lending practices will be in the future when the Fund borrows money, and what collateral coverage would be required. In any event, the Fund would take into account any then-applicable legal guidance, would be guided by the judgment of the Board and Alger Management regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, was necessary for the Fund to obtain the credit sought.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-M: REMOVE THE FUNDAMENTAL POLICY RELATING TO JOINT TRADING ACCOUNTS

         If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from participating on a joint or joint-and-several basis in any securities trading account will be eliminated.

         DISCUSSION. The Fund is prohibited from participating on a joint or joint-and-several basis in any securities trading account. The 1940 Act addresses the extent to which mutual funds may participate on a joint or joint-and-several basis with affiliated persons of the fund, and generally prohibits an affiliated person of a fund, or an affiliated person of an affiliated person, from engaging in a joint transaction with the fund without first obtaining an exemptive order from the SEC. Because of the existing 1940 Act limitations, the Fund believes that this existing fundamental policy is unnecessary and may be unduly restrictive. The SEC has been more receptive in recent years to granting exemptive orders for certain types of joint transactions between a fund and its affiliates, and has also adopted certain rules, and may in the future adopt other rules, that ease the restrictions on joint transactions. If the Fund's fundamental policy on this topic is eliminated, the Fund will be able to participate in joint transactions in accordance with any exemptive relief that the Fund may obtain, and otherwise to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Fund's other investment policies.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSALS 3-N-1 THROUGH 3-N-4:

         DISCUSSION FOR PROPOSALS These fundamental policies are believed initially to have been adopted in response to requirements imposed under certain states' securities laws and/or other restrictions which no longer apply to the Fund and are not required by the 1940 Act. The elimination of these policies will simplify the Fund's compliance requirements and will provide the greater flexibility to invest the Fund's assets as they deem appropriate, consistent with applicable law and the Fund's investment objective and other investment policies. All of these proposals are discussed together for convenience.

PROPOSAL 3-N-1: REMOVE THE FUNDAMENTAL POLICY RELATING TO WARRANTS

         If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from investing in warrants will be eliminated.

         DISCUSSION. A warrant is a right to acquire another security at a specified time or times or during a specified period. In some cases, the holder of the warrant may be entitled to acquire the security at a discount to its market value. A warrant may be attached to another security or it may trade separately. In some cases, a warrant may be acquired at no or little cost, particularly if it is acquired with another security. Like an option, a warrant entitles the holder to make a future investment under certain circumstances. If those circumstances to not occur, the warrant is "out of the money" or it is otherwise uneconomic for the warrant to be exercised, and the warrant expires unexercised, any purchase price for the warrant will be forfeited. Investments in warrants may be considered speculative because a warrant does not represent any rights in the assets of the issuing company, nor does it entitle the holder to dividends or voting rights.

         The Fund may invest in warrants for similar reasons that it would invest in options or calls. The Fund may also received warrants as a result of making other investments. In any event, the Fund will invest in warrants subject to any limitations imposed by the Board or Alger Management from time to time, as well as the Fund's other investment policies.

PROPOSAL 3-N-2: REMOVE THE FUNDAMENTAL POLICY RELATING TO RELATED PARTY INVESTMENTS

         If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing or retaining securities of any issuer, over 5% of whose securities are owned by certain officers of the Fund or Alger Management, will be eliminated.

         DISCUSSION. This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of the National Securities Markets Improvement Act of 1996, the state restriction is no longer applicable. In addition, maintaining the restriction is not necessary because the conflict of interest that the restriction was probably meant to prevent is already adequately covered under the 1940 Act. The restriction could impose limitations on the operation of the Fund and is difficult to administer. Elimination of this fundamental policy is unlikely to affect management of the Fund and is not expected to materially increase the risk of an investment in the Fund.

PROPOSAL 3-N-3: REMOVE THE FUNDAMENTAL POLICY RELATING TO INVESTMENT IN UNSEASONED ISSUERS

         If shareholders approve this proposal, the Fund's current fundamental policy limiting the investment of the Fund in issuers that have been in continuous operation for less than three years will be eliminated.

         DISCUSSION. Unseasoned issuers are start-up companies or other newly launched enterprises with shorter operating histories. Compared to more established or larger companies, unseasoned issuers are more likely to have more erratic businesses, more limited product lines and distribution channels, fewer capital resources and more limited management depth. Securities of unseasoned issuers are more likely to experience sharper swings in market value and be less liquid than those of more established companies.

PROPOSAL 3-N-4: REMOVE THE FUNDAMENTAL POLICY RELATING TO PURCHASING AND SELLING PUT AND CALL OPTIONS

         If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing and selling certain put and call options on securities and stock indexes will be eliminated.

         DISCUSSION. A put option gives the purchaser (holder) of the option the rights to sell (put) a security or other instrument to a third party at a stated price for a stated period or on a stated date. A call option gives the purchaser (holder) of the option the right to purchase (call) a security or other instrument from a third party at a stated price for a stated period or on a stated date. A person who sells (writes) a put option gives a third party the right to require the writer to purchase a security or other instrument at a stated price for a stated period or on a stated date, while a person who sells (writes) a call option gives a third party the right to require the writer to sell a security or other instrument at a stated price for a stated period or on a stated date. Put and call options may be used for a variety of purposes, including for hedging purposes (both purchasing and writing options), for speculative purposes (both purchasing and writing options), and to realize additional income by writing options.

         Section 18(f)(1) of the 1940 Act prohibits the Fund from issuing "senior securities" except under limited, specified circumstances. The definition of "senior securities" includes most forms of borrowing by a fund. In addition, certain options transactions which may obligate a fund to pay money to a third party at some time in the future also could be deemed to result in a prohibited issuance of "senior securities" under the 1940 Act. However, the SEC staff takes the position that a fund may engage in such options transactions through the issuance of "senior securities" if it takes certain steps designed to limit the risk to the fund. These steps typically involve either the "covering" of the transaction with an offsetting transaction or the segregation of cash or other liquid securities with the fund's custodian in an amount sufficient to cover the fund's exposure if a third party exercises its rights under the option transaction in question. Although these steps do not protect a fund from loss on such transactions, they assure that the fund will have the required securities or liquid assets sufficient to meet its obligations thereunder, and they prevent the fund from effectively "leveraging" its portfolio in a manner not contemplated by the 1940 Act.

         Given  these  SEC  staff   positions,   the  Fund  believes  that  this
fundamental investment policy is unnecessary, and that its removal would provide the Fund with greater investment flexibility.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3-N-1 THROUGH 3-N-4.

                   PROPOSAL 4: TO APPROVE A DISTRIBUTION PLAN
                                UNDER RULE 12B-1

         Shareholders are being asked to approve a new Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") to permit the use of Fund assets to finance the sale and distribution of Fund shares, subject to certain conditions. A copy of the proposed Distribution Plan is attached as Appendix F.

BACKGROUND INFORMATION

         Shares of the Fund (currently, all outstanding shares of the Fund are classified as Class N Shares) are not currently subject to a Distribution Plan, but are subject to a Shareholder Servicing Agreement pursuant to which the Fund pays Alger Inc. a fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund.

         Pursuant to the terms of the Shareholder Servicing Agreement, Alger Inc. uses the fees paid thereunder to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead expenses of Alger Inc. and other Alger Inc. and selected dealer office expenses relating to the servicing and/or maintenance of shareholder accounts. Compensation under the agreement may be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other, similar services not otherwise required to be provided by Alger Management, the Fund's transfer agent or other agents of the Fund. During the fiscal year ended October 31, 2005, the Fund paid Alger Inc. $504,919 under the Shareholder Servicing Agreement.

         The Board has approved the implementation of a Distribution Plan for Class N Shares pursuant to which Class N Shares would pay Alger Inc. service fees at an annual rate of 0.25% of the value of the average daily net assets of such Class. The Shareholder Servicing Agreement with respect to Class N Shares will be appropriately terminated should shareholders approve the Proposal.

         Pursuant to Rule 12b-1 under the 1940 Act, an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." Rule 12b-1 states that an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently, the Fund does not include the above-referenced fees and the services related to those fees as part of a Distribution Plan. The Board believes that the services being performed by Alger Inc. under the Shareholder Servicing Agreement have historically not been used to result in sales of shares of the Fund (i.e., are not "distribution" services, for purposes of Rule 12b-1), but also recognizes that there are post-sale administrative and informational services provided to existing shareholders. Nonetheless, to eliminate any doubt that may arise in the future regarding whether the services performed by Alger Inc. under the Shareholder Servicing Agreement are "distribution" services, the Board has adopted, and recommends that the shareholders approve the adoption of, a Distribution Plan for Class N Shares, which authorizes the payment of a service fee pursuant to Rule 12b-1 under the 1940 Act.

         If the shareholders approve the adoption of the Distribution Plan, the fees paid by holders of Class N Shares for shareholder and administrative services will not change. The fees currently payable for shareholder services, and the Rule 12b-1 fees that would be payable under the proposed Distribution Plan are as follows:

           CURRENT FEES                            PROPOSED FEES
-----------------------------------     -----------------------------------
                        Non 12b-1                              Non 12b-1
                      Shareholder                              Shareholder
Rule 12b-1 Fees      Servicing Fees     Rule 12b-1 Fees      Servicing Fees
---------------      --------------     ---------------      --------------
      None                .25%               .25%                 None

BOARD CONSIDERATIONS

         In recommending adoption of the Distribution Plan, the Board considered a variety of factors. The Board examined the nature of the services Alger Inc. provides pursuant to the Shareholder Servicing Agreement and the benefits such services provide to the Fund and its shareholders. In addition, the Board was advised by independent counsel regarding the requirements of Rule 12b-1. The Board concluded that with the adoption of this Proposal 4, the Fund will be provided with additional flexibility in obtaining services under the Distribution Plan.

         In addition, as noted above, the Board believes that the services performed or obtained by the recipients of the service fees are not primarily intended to result in sales of shares of the Fund (I.E., "distribution" services, for purposes of Rule 12b-1), but rather are post-sale administrative and informational services provided to existing shareholders. However, to eliminate any doubt regarding continued payments of service fees that may arise in the future, the Board has approved, and recommends that shareholders approve, the adoption of the Distribution Plan as set forth herein.

         The Board noted that if shareholders approve this Proposal 4, the service fees charged to the Fund will not change. In addition, the Board considered that the services currently provided to such shareholders pursuant to the Shareholder Servicing Agreement are appropriate services to provide to shareholders. The Board also noted that Alger Inc. had agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Shareholder Servicing Agreement.

REQUIRED VOTE

         To be approved, this Proposal must be approved by a 1940 Act Majority Vote of the outstanding voting securities of the Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies."

         If the shareholders do not approve the adoption of the Distribution Plan, the Fund will continue to pay service fees under its current arrangement.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                PROPOSAL 5: TO APPROVE AMENDMENTS TO THE FUND'S
                       AGREEMENT AND DECLARATION OF TRUST

         As a Massachusetts business trust, the Fund is subject to Massachusetts law pursuant to which the organizational and operational document of a business trust is its Agreement and Declaration of Trust. Thus, the Fund operates under the Trust's Agreement and Declaration of Trust, as previously amended or restated (the "Trust Agreement"), which sets forth various provisions relating primarily to the operation and governance of the Fund. Shareholders are being asked to approve four amendments to the Trust Agreement.

         The first three proposed amendments to the Trust Agreement would eliminate the requirements that shareholders consent to (A) termination of the Fund, (B) the liquidation of any series created under the Fund, or a class of shares of the Fund or any such series, and (C) except to the extent that the 1940 Act requires shareholder approval, reorganization of the Fund or any series by merger or transfer of assets. Currently, the Trust Agreement provides that each of the actions specified in items (A) - (C) may be authorized by a vote of a majority of the Trustees, subject to shareholder approval. If any of Proposals 5-A through 5-C is approved by shareholders, then the Trust Agreement will be modified to require, for the action specified, only the vote of a majority of the Trustees.

         The Board believes that it is in the best interests of the Fund and its shareholders to adopt the foregoing three amendments. As a general principle, the Board has, pursuant to the Trust Agreement, full, entire, exclusive and absolute power, control and authority over, and management of, the business of the Fund. The Board believes that it is in the best position to determine if and when any series (or class thereof) should be liquidated, the Fund should be terminated, or (except as otherwise provided in the 1940 Act) reorganization of the Fund or a series thereof should be carried out, and that to require shareholder approval only adds the cost and delay of solicitation and a shareholder meeting when the Board has already determined that the action in question is in the shareholders' best interests. Any determination by the Board to take such an action would be subject to the Trustees' general fiduciary responsibilities to act in the best interests of shareholders.

         The fourth proposed amendment would add a provision to the Trust Agreement requiring that before bringing a derivative action on behalf of the Fund a shareholder first make a demand upon the Trustees to bring the action (unless such demand is excused), and that a derivative action commenced after rejection by the Trustees of a demand is to be dismissed by the court if the court makes certain findings.

PROPOSAL  5-A:   ELIMINATE  THE  REQUIREMENT  THAT   SHAREHOLDERS   APPROVE  THE
TERMINATION OF THE FUND

         If shareholders approve this proposal, Section 9.1 of the Trust Agreement will be amended by removing the italicized language as follows:

         SECTION 9.1 Duration  and  Termination  of  Trust....  The Trust may be
         terminated at any time by a Majority of the Trustees, SUBJECT TO THE FAVORABLE VOTE OF THE HOLDERS OF NOT LESS THAN A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE OF EACH PORTFOLIO OF THE TRUST, OR BY AN INSTRUMENT OR INSTRUMENTS IN WRITING WITHOUT A MEETING, CONSENTED TO BY THE HOLDERS OF NOT LESS THAN A MAJORITY OF SUCH SHARES, OR BY SUCH GREATER OR DIFFERENT VOTE OF SHAREHOLDERS OF ANY SERIES AS MAY BE ESTABLISHED BY THE CERTIFICATE OF DESIGNATION BY WHICH SUCH SERIES WAS
         AUTHORIZED....

         DISCUSSION. The Board's reasoning in advancing Proposal 5-A is as set forth above in the general discussion of Proposal 5. The Trustees, in whom responsibility for the management of the affairs of the Fund is vested, believe that they are in the best position to determine, in the exercise of their business judgment and subject to their fiduciary duty to the affected shareholders, the advisability of terminating the Fund, which should be permitted without the Fund's first undertaking a lengthy and costly solicitation to obtain the required shareholder approval. Additionally, eliminating the requirement of soliciting shareholder approval before liquidating a class or a series of the Fund will likely result in cost savings to shareholders of such class or series of the Fund.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL  5-B:   ELIMINATE  THE  REQUIREMENT  THAT   SHAREHOLDERS   APPROVE  THE
LIQUIDATION OF A SERIES OF THE FUND OR A CLASS OF SHARES OF A SERIES OF THE FUND

         If shareholders approve this proposal, Section 6.2(d) of the Trust Agreement will be amended by removing the italicized language as follows:

         [SECTION 6.2](d)  Liquidation....  The liquidation of any Portfolio, or any Class of any Portfolio, may be authorized by vote of a Majority of the Trustees, SUBJECT TO THE AFFIRMATIVE VOTE OF "A MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE SERIES REPRESENTING THE
         BENEFICIAL  INTERESTS  IN  THAT  PORTFOLIO,  OR IN THAT  CLASS  OF SUCH
         SERIES, AS THE QUOTED PHRASE IS DEFINED IN THE 1940 ACT....

         DISCUSSION. The Board's reasoning in advancing Proposal 5-B is as set forth above in the third paragraph of the general discussion of Proposal 5. The Trustees, in whom responsibility for the management of the affairs of the Fund is vested, believe that they are in the best position to determine, in the exercise of their business judgment and subject to their fiduciary duty to the affected shareholders, the advisability of a liquidation, which should be permitted without the Fund's first undertaking a lengthy and costly solicitation to obtain the required shareholder approval.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 5-C: ELIMINATE (SUBJECT TO A QUALIFICATION) THE REQUIREMENT THAT SHAREHOLDERS APPROVE THE REORGANIZATION OF THE FUND OR A SERIES OF THE FUND

         If shareholders approve this proposal, Section 9.2 of the Trust Agreement will be amended by removing the italicized language from, and adding the capitalized language to, Section 9.2 as follows:

         SECTION 9.2 Reorganization. SUBJECT TO SUCH ADDITIONAL REQUIREMENTS OR CONDITIONS AS MAY BE IMPOSED BY OR UNDER THE 1940 ACT, [t]he Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets belonging to any one or more Portfolios, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or may transfer such assets to another Portfolio of the Trust, in exchange for cash, Shares or other Securities (including, in the case of transfer to another Portfolio of the Trust, Shares of such other Portfolio), or to the extent permitted by law then in effect may merge or consolidate the Trust or any Portfolio with any other Trust or any corporation, partnership or association organized under the laws of any state of the United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a Majority of the Trustees AND APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE OF EACH PORTFOLIO WHOSE ASSETS ARE AFFECTED BY SUCH TRANSACTION, OR BY AN INSTRUMENT OR INSTRUMENTS IN WRITING WITHOUT A MEETING, CONSENTED TO BY THE HOLDERS OF NOT LESS THAN A MAJORITY OF SUCH SHARES, AND/OR BY SUCH OTHER VOTE OF ANY SERIES AS MAY BE ESTABLISHED BY THE CERTIFICATE OF DESIGNATION WITH RESPECT TO SUCH
         SERIES....

         DISCUSSION. Under certain circumstances, Rule 17a-8 under the 1940 Act requires shareholder approval of the reorganization of a registered investment company, such as the Fund or a series of the Fund, by merger with or transfer of substantially all of its assets to another registered investment company that stands in any of certain affiliation relationships (as specified in the 1940
Act)  with the Fund or any  such  series.  Accordingly,  the  Trust  Agreement's current requirement of shareholder approval cannot be removed for reorganizations involving the Fund or a series unless a qualification allowing for the restrictions of Rule 17a-8 is included.

         However, allowing for such qualification (represented in the capitalized language in the proposed amendment to Section 9.2), the Board believes that the general reasoning underlying Proposals 5-A and 5-B also justifies this Proposal 5-C.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 5-D: ADD A DEMAND REQUIREMENT FOR SHAREHOLDER DERIVATIVE SUITS

         If shareholders approve this proposal, the following Section 7.9 will be added to the Trust Agreement:

         SECTION 7.9. Derivative Actions. A Shareholder may bring a derivative action on behalf of the Trust only if the Shareholder first makes a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a Majority of the Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as a Trustee of the Trust or as a Trustee or Director of one or more investment companies with the same or an affiliated investment advisor or underwriter. A derivative action commenced after rejection of a demand by the Trustees shall be dismissed by the court on motion by the Trust if the court finds that a Majority of the Trustees, or a majority of any committee established to consider such action, which does not have a personal interest in the action at issue, has determined in good faith after conducting a reasonable inquiry upon which its conclusions are based that the maintenance of the derivative action is not in the best interests of the Trust.

         DISCUSSION. It is recognized in the law that a shareholder may bring an action on behalf of a corporation to enforce a right of the corporation. However, a shareholder is generally required, before commencing a derivative action, to make demand upon the board of the corporation to sue to enforce the corporation's claim. And the circumstances under which a derivative plaintiff will be excused from the demand requirement are typically very narrowly drawn. Indeed, under Massachusetts corporate law, which imposes a demand requirement by statute, demand is never excused. Furthermore, a derivative suit commenced after demand is rejected is typically subjected to searching scrutiny by a court and is rarely if ever permitted to proceed if the board's decision not to commence litigation was made in good faith in the interests of the corporation after reasonable inquiry.

         These general principles reflect the fundamental precept that management of the business and affairs of a corporation, including decisions whether to litigate or refrain from litigating a claim on behalf of the corporation, resides with the corporation's board in the exercise of its business judgment, not with the corporation's shareholders, so that a derivative action should be permitted to proceed only where the board has failed in its duty to the corporation with respect to the claim in question.

         Shareholder derivative suits may also be brought on behalf of Massachusetts business trusts, such as the Fund. Proposed Section 7.9 would add to the Trust Agreement a demand requirement that comports with the general contours of corporate law regarding such suits. The Board believes that the general policy considerations underlying the demand requirement as applied to corporations apply with equal force to Massachusetts business trusts, and that the proposed section reasonably balances the Board's right to conduct the affairs of the Fund with the right of a shareholder to sue on behalf of the Fund if the Board demonstrably fails in its duty.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

REQUIRED VOTE

         To become effective, each amendment to the Trust Agreement must be approved by a vote of shareholders holding a majority of all shares of the Fund outstanding and entitled to vote.

                   SELECTION OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

         The 1940 Act requires that the Fund's independent registered public accounting firm be selected by a majority of the Independent Trustees. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a meeting held on September 12, 2006, the Fund's Audit Committee selected and recommended and the Fund's Board, including a majority of the Independent Trustees, approved the selection of Ernst & Young LLP ("E&Y") as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2007. E&Y has served as the Fund's independent registered public accounting firm since July 3, 2002. A representative of E&Y will be present at the Meeting and will be available to respond to appropriate questions.

         After reviewing the Fund's audited financial statements for the fiscal year ended October 31, 2005, the Fund's Audit Committee recommended to the Board that such statements be included in the Fund's Annual Report to shareholders. A copy of the Audit Committee's report for the Fund is attached as Appendix G to this Proxy Statement.

         Sets forth below for the Fund's two most recent fiscal years, are the fees billed by E&Y for all audit and non-audit services provided directly to the Fund. The fee information is presented under the following captions:

         (a) AUDIT FEES - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

         (b) AUDIT-RELATED FEES - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

         (c) TAX FEES - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

         (d) ALL OTHER FEES - fees for products and services provided to the Fund other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

                                YEAR ENDED               YEAR ENDED
                             OCTOBER 31, 2004         OCTOBER 31, 2005
                           --------------------     --------------------
Audit Fees                        $32,000                  $21,600
Audit-Related Fees                   None                     None
Tax Fees                          $ 3,300                  $ 3,470
All Other Fees*                   $ 5,000                  $ 5,000

----------------
* Other fees include a review and consent for the Fund's registration statement filing and a review of the semi-annual financial statements.

         Substantially all services to be performed by the Fund's independent registered public accounting firm must be pre-approved by the Fund's Audit Committee. All of the services represented in the table were pre-approved by the Audit Committee. E&Y performed no services for Alger Management or any entity controlling, controlled by or under common control with Alger Management that provides ongoing services to the Fund during the fiscal years ended October 31, 2004 and 2005. Aggregate non-audit fees billed by E&Y for the fiscal years ended October 31, 2004 and 2005, were $157,449 and (euro)82,300 and $201,831 and
(euro)56,050, respectively.

                             ADDITIONAL INFORMATION

5% SHARE OWNERSHIP

         As of the Record Date, the following shareholders were known by the Fund to own of record 5% or more of the Fund's outstanding voting securities:

FUND                           CLASS  PERCENT  NAME AND ADDRESS
-----                          -----  -------  ----------------

Spectra Fund                     N     23.82%  Charles Schwab & Co., Inc.
                                       Attn: Mutual Fund Ops
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4151

Spectra Fund                     N     10.56%  Fred Alger Management, Inc.
                                       C/O Robert Kincel
                                       30 Montgomery Street
                                       Jersey City, NJ 07302-3829

Spectra Fund                     N     10.24%  National Financial Services Corp.
                                               Omnibus Recon. Attn: Earl Tyrrel
                                               200 Liberty Street Floor 5
                                               New York, NY 10281-5503

         As of the Record Date, the Trustees and officers of the Fund, as a group, held less than 1% of the shares of the Fund.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 111 Fifth Avenue, New York, New York 10003, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

ANNUAL REPORTS

         A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND C/O FRED ALGER MANAGEMENT, INC., 111 FIFTH AVENUE, NEW YORK, NEW YORK 10003 OR BY CALLING 800-992-3863. COPIES OF THE FUND'S SHAREHOLDER REPORTS ALSO ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S INTERNET SITE AT WWW.SEC.GOV.

         Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

SHAREHOLDER COMMUNICATIONS

         Shareholders who want to communicate with the Board or any individual Trustee should write the Fund to the attention of Secretary, 111 Fifth Avenue, New York, New York 10003. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

         Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer ("CCO"), 111 Fifth Avenue, New York, New York 10003. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

EXPENSE OF PROXY SOLICITATION

         Alger Management will bear the costs of printing, mailing and soliciting proxies. Such costs are estimated to be approximately $88,000. Solicitation may be made by letter or telephone by officers or employees of Alger Management, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Alger Management will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the Fund's shareholders. In addition, Alger Management has retained Computershare Fund Services ("CFS"), 280 Oser Avenue, Hauppauge, New York 11788, a proxy solicitation firm, to assist in the solicitation of proxies. CFS may solicit proxies personally and by telephone.

         Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Proxy
Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

VOTING RESULTS

         The Fund will advise shareholders of the voting results of the matters voted upon at the Meeting in the 2007 Semi-Annual Report to Shareholders. The Fund may make a public announcement of the results of the Meeting if the Board deems it necessary and appropriate.

FISCAL YEAR

         The fiscal year end of the Fund is October 31.

GENERAL

         Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

         A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 111 Fifth Avenue, New York, New York 10003, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

         Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of the Meeting requires the affirmative vote of the shares present in person or represented by proxy at the Meeting.

         PLEASE VOTE PROMPTLY BY COMPLETING, SIGNING AND DATING EACH ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

                                               Hal Liebes
                                               Secretary

November 15, 2006

                       APPENDIX A: AUDIT COMMITTEE CHARTER

         This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively, the "Funds") advised by Fred Alger Management, Inc. ("FAM") listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE

         The primary purposes of the Committee are to:

         o   assist the Board in the oversight of

             1. the integrity of the Fund's financial statements

             2. the independent auditor's qualifications and independence

             3. the performance of the Fund's independent auditors

             4. the Fund's  compliance  with legal and  regulatory  requirements pertaining to its  accounting and financial reporting;

         o prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

         o oversee the scope of the annual audit of the Fund's financial statements and any special audits, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto;

         o determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors;

         o pre-approve all audit and permissible non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

         o act as a liaison between the Fund's independent auditors and the Board.

         The Fund's independent auditors shall report directly to the Committee.

         The primary function of the Committee is oversight.

         The  Fund's   management  is  responsible  for  (i)  the   preparation,
presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and (iii)
the maintenance of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

         The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

         In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board), and (iii) statements made by the officers and employees of the Fund, FAM or other third parties as to any information technology, internal audit and other permissible non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

COMPOSITION AND QUALIFICATIONS

         The Committee shall consist of at least three Board members none of whom is an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. In the event that there are not three Independent Board Members, the committee shall consist of all of the Independent Board Members. Each member of the Committee must also meet the American Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. If one or more members of the Committee qualify as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under
Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

         The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

         With  respect  to any  subsequent  changes  to the  composition  of the
Committee,   and  otherwise  approximately  once  each  year,  the  Board  shall determine:

         o that each member of the Audit Committee is "independent" pursuant to the American Stock Exchange ("AMEX") governance standards or applicable law;

         o that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

         o that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is "financially sophisticated" pursuant to AMEX rules; and

         o   the adequacy of the Charter.

DUTIES AND POWERS

         To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

         (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

         (b) to resolve any disagreements between management and the independent auditors regarding financial and to evaluate and accept the determination of independence made by the independent auditors;

         (c) to pre-approve (i) all audit and permissible non-audit services1 to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than FAM or the Fund's officers);




----------------
1. The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and
   (ii) all permissible non-audit services to be provided by the independent auditors to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may establish pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than FAM or the Fund's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, FAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and
   (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegates(s)) prior to the completion of the audit.

         (d) to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor's comments communicated to the Committee with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and
(viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

         (e) to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

         (f) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

         (g) to review with management in a general manner, but not assume responsibility for, the Fund's processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

         (h) to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

         (i) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

         (j) to establish policies governing the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors consistent with government regulations;

         (k) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund, as well as FAM and any Covered Services Provider;

         (l)  to  review  and  evaluate  the  qualifications,   performance  and
independence of the lead audit partner of the independent auditors on the Fund's engagement;

         (m) to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

         (n) to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

         (o) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

         (p) to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors.

         The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund's management, the Fund's independent auditors and the Fund's other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

         The Committee shall have the resources and authority appropriate to discharge its responsibilities at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee
(a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund,
(b) for payment of  compensation  to any advisors  employed by the Committee and
(c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, FAM, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

         The Committee shall evaluate its performance under this Charter annually.

         The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

         This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of Independent Board Members.

         The Principal Executive Officer (the "PEO") of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the PEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

         FOR CLOSED-END FUNDS ONLY. Each Fund whose securities are listed on the AMEX shall provide to the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted: September 12, 2006

                                   APPENDIX A

OPEN-END FUNDS:
The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

CLOSED-END FUNDS:
Castle Convertible Fund, Inc.

                    APPENDIX B: NOMINATING COMMITTEE CHARTER

         This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively the "Funds") advised by Fred Alger Management, Inc. ("FAM") listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE & SCOPE

         The purpose of the Nominating Committee is to assure assist the Board is in its selection and evaluation of members to oversee the Funds so that the interests of shareholders in the Funds are well-served.

         In   pursuit   of  this   purpose,   the   scope  of  the   Committee's
responsibilities shall include:

         o   the nomination of new independent Directors.

         o   the evaluation of the Board and its committee structure.

         o   the  analysis  of  the  appropriateness  of  establishing   minimum
             shareholding levels for Directors.

MEMBERSHIP

         The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

         The Committee shall appoint its Chairperson by a majority vote of its members.

         There shall be no compensation to any member of the Committee.

NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

         In nominating candidates, the Committee will search for the those qualified candidates who can bring to the Board the skills, experience, commitment and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. In doing so, it will take into consideration such factors as it deems appropriate. These factors may include demonstrated business judgment, skill sets relevant to oversight of portfolio management and operational functions , financial literacy, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members and the extent to which the candidate would add to the Board's diversity of outlook and expertise. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analysis of the appropriateness of establishing minimum shareholding levels for Directors.

         The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the each Fund, c/o Fred Alger Management, Inc. 111 Fifth Avenue, New York, New York 10003. Any submission should include, at a minimum, the following information as to each individual proposed for election or re-election as Director: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards

ADDITIONAL RIGHTS AND RESPONSIBILITIES

         The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Directors, including any term limits, limits on the number of boards (or committees) on which a Director may sit and normal retirement age.

         The Committee shall have the authority to retain and terminate any a search firm to be used to identify Director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

         The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

         The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

         The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

PROCEDURAL MATTERS

         The Committee shall meet at least once a year.

         The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

         The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

         The Board has granted to the Committee access to the resources and authority to make reasonable expenditures related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

Adopted: September 12, 2006

                                   APPENDIX A

OPEN-END FUNDS:
The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

CLOSED-END FUNDS:
Castle Convertible Fund, Inc.

                          APPENDIX C: LEGAL PROCEEDINGS

         Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On October 24, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the SEC, and the settlement is subject to approval of the SEC. As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

         On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

         In  addition,  in 2003 and 2004  several  purported  class  actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management, including the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases-a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")-were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia

Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

         The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and
(iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act,
(ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

         Motions  to  dismiss  the Class  Action  Complaint  and the  Derivative
Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

         In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under
Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

                  APPENDIX D: NEW INVESTMENT ADVISORY AGREEMENT

         Agreement, made as of [__________], 2007 by and between SPECTRA FUND, a Massachusetts business trust (hereinafter sometimes called the "Trust"), and FRED ALGER MANAGEMENT, INC., a New York corporation (hereinafter sometimes called "Alger Management").

                              W I T N E S S E T H:

         WHEREAS, the Trust and Alger Management wish to enter into an agreement setting forth the terms on which Alger Management will perform certain investment advisory services for the portfolios of the Trust named on Schedule I hereto, as such Schedule may be revised from time to time (each, a "Portfolio");

         NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Trust and Alger Management agree as follows:

1. The Trust hereby employs Alger Management to manage the investment and reinvestment of the assets of each Portfolio in accordance with such Portfolio's investment objectives and policies, subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms in this Agreement set forth. Alger Management hereby accepts such employment and agrees during such period to supervise each Portfolio's investments generally and conduct a continual program of evaluation of each Portfolio's assets, and to otherwise render the services and to assume the obligations herein set forth. Alger Management shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided for or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Alger Management will bear all expenses in connection with the performance of its services under this Agreement. The Trust assumes and shall pay all expenses of the Trust, including, without limitation: (1) the charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping and of auditors, (3) the charges and expenses of any transfer agents and registrars appointed by the Trust, (4) brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party, (5) all taxes and corporate fees payable by the Trust to federal, state and other governmental agencies, (6) the cost of stock certificates representing shares of the Trust, (7) fees and expenses involved in registering and maintaining registrations of the Trust and of its shares with the SEC and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses for filing with said Commission and other authorities, (8) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (9) fees of Trustees of the Trust who are not officers, directors or employees of Alger Management or any of its affiliates, (10) charges of any independent pricing service retained to assist in valuing the assets of the Trust, (11) the Trust's proportionate share of insurance premiums, (12) costs attributable to shareholder services, including, without limitation, telephone and personnel expenses, and (13) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including, without limitation, legal services rendered in connection with the Trust's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Trust has herein assumed.

3. If in any fiscal year the aggregate expenses of any Portfolio (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage expenses, distribution fees, litigation expenses, and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation imposed by any state having jurisdiction over the Trust, Alger Management will reimburse the Trust for such excess expense to the extent of its fee. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

4. In consideration of the services rendered pursuant to this Agreement, each Portfolio will pay Alger Management on the first business day of each month a fee for the previous month at the annual rate set forth opposite such Portfolio's name on Schedule I hereto. The fee for the period from the effective date of this Agreement to the end of the month in which such date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to Alger Management, the value of the net assets shall be computed at the times and in manner specified in the Trust's Prospectus and Statement of Additional Information as from time to time in effect.

5. The services of Alger Management to the Trust hereunder are not to be deemed exclusive, and Alger Management shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

6. The Trust shall cause its book and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall render a report to the Trust.

7. Subject to and in accordance with the governing instruments of the Trust and the Certificate of Incorporation of Alger Management, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in Alger Management (or any successor thereof ) as directors, officers or stockholders, or otherwise, that directors, officers, agents and stockholders of Alger Management are or may be interested in the Trust as trustees, officers, shareholders or otherwise, that Alger Management (or any successor) is or may be interested in the Trust as shareholder or otherwise, and that the effect of any such adverse interests shall be governed by said governing instruments or Certificate of Incorporation.

8. As to each Portfolio, this Agreement shall remain in effect until the date set forth opposite such Portfolio's name on Schedule I hereto (the "Reapproval Date") and shall continue in effect from year to year thereafter if its continuance is specifically approved at least annually by
     (i) the Board of Trustees of the Trust or (ii) the vote of a majority of such Portfolio's outstanding voting securities; provided, however, that in either event the continuance of this contract must also be approved by a vote of a majority of the trustees of the Trust who are not party to this contract cast in person at a meeting called for the purpose of voting upon such approval. As to each Portfolio, this contract may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of such Portfolio's outstanding voting securities on sixty days' notice to Alger Management. This contract may be terminated by Alger Management on ninety days' written notice to the Trust and shall immediately terminate in the event of its assignment. Any notice under this contract shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

9. In consideration for Alger Management's entering into this Agreement, the Trust agrees that Alger Management, subject to the overall control and supervision of the Board of Trustees of the Trust, and subject to the primary obligation of the Trust and Alger Management to obtain the best price and the best execution of all orders, may select in its discretion the brokers or dealers, which may when appropriate include Fred Alger & Company, Incorporated, that shall execute portfolio transactions for the Trust and the brokers or dealers that shall receive or share directly or indirectly in any commission or similar fees. Pursuant to the provisions of
     Section 11(a) of the Securities Exchange Act of 1934, the Trust authorizes Alger Management to select a broker which is affiliated with Alger Management. In such case, the Trust consents that the broker may retain any compensation in connection with effecting transactions. The Trust may revoke such consent at any time upon written notice given to Alger Management.

10. As to the Trust or each Portfolio, as appropriate in the circumstances, this Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Trust or such Portfolio, as the case may be. The terms "majority of the outstanding voting securities, "interested person" and "assignment" shall have, for all purposes of this Agreement, the meaning provided therefor in the federal Investment Company Act of 1940.

11. This Agreement has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this Agreement shall be binding on the assets and property of the Trust only and shall not be binding on any trustee, officer of shareholder of the Trust individually.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

         SPECTRA FUND

         By: _________________________________

         FRED ALGER MANAGEMENT, INC.

         By: _________________________________

                                   SCHEDULE I

                               Annual Fee as a
                             Percentage of Average
Name of Portfolio              Daily Net Assets           Reapproval Date
------------------         -------------------------    -------------------

Spectra Portfolio                    1.46%               September 30, 2008

                APPENDIX E: FUNDAMENTAL INVESTMENT RESTRICTIONS

SUBJECT              CURRENT RESTRICTION                            PROPOSED RESTRICTION
-------------------------------------------------------------------------------------------------------
Borrowing          Cannot borrow money, except                 Except as otherwise permitted
Money              that the Fund may borrow from               by the 1940 Act, or
                   banks if, immediately after such            interpretations or
                   borrowing, the value of the total           modifications by, or
                   assets of the Fund (including               exemptive or other relief from,
                   the amount borrowed) less its               the SEC or other authority
                   liabilities (not including any              with appropriate jurisdiction,
                   borrowing) is at least 300% of              and disclosed to investors, the
                   the amount of the borrowings                Fund may not borrow money,
                                                               except to the extent permitted
                                                               under the 1940 Act (which
                                                               currently limits borrowing to
                                                               no more than 33-1/3% of the
                                                               value of the Fund's total
                                                               assets).

Underwriting       Cannot act as a securities                  Except as otherwise permitted
                   underwriter, or act as a                    by the 1940 Act, or
                   distributor of securities issued            interpretations or
                   by it except through an                     modifications by, or
                   underwriter, acting as principal            exemptive or other relief from,
                   or agent, who may not be                    the SEC or other authority
                   obligated to sell or take up                with appropriate jurisdiction,
                   any specific amount of                      and disclosed to investors, the
                   securities, except that a Fund              Fund may not act as an
                   may be deemed an underwriter                underwriter of securities of
                   within the meaning of                       other issuers, except to the
                   Section 2(11) of the Securities             extent the Fund may be
                   Act in making sales of                      deemed an underwriter under
                   securities not registered                   the Securities Act of 1933, as
                   under federal securities law                amended, by virtue of
                                                               disposing of portfolio
                                                               securities.

SUBJECT              CURRENT RESTRICTION                            PROPOSED RESTRICTION
-------------------------------------------------------------------------------------------------------
Lending            Cannot make loans to others,                Except as otherwise permitted
                   except through purchasing                   by the 1940 Act, or
                   qualified debt obligations,                 interpretations or
                   lending portfolio securities or             modifications by, or
                   entering into repurchase                    exemptive or other relief from,
                   agreements.                                 the SEC or other authority
                                                               with appropriate jurisdiction,
                                                               and disclosed to investors, the
                                                               Fund may not lend any
                                                               securities or make loans to
                                                               others, except to the extent
                                                               permitted under the 1940 Act
                                                               (which currently limits such
                                                               loans to no more than
                                                               33-1/3% of the value of the
                                                               Fund's total assets) or as
                                                               otherwise permitted by the
                                                               SEC. For purposes of this
                                                               investment restriction, the
                                                               purchase of debt obligations
                                                               (including acquisitions of
                                                               loans, loan participations or
                                                               other forms of debt
                                                               instruments) and the entry into
                                                               repurchase agreements shall
                                                               not constitute loans by the
                                                               Fund. Any loans of portfolio
                                                               securities will be made
                                                               according to guidelines
                                                               established by the SEC and
                                                               the Fund's Board.

SUBJECT              CURRENT RESTRICTION                            PROPOSED RESTRICTION
-------------------------------------------------------------------------------------------------------
Senior             Cannot issue senior securities,             Except as otherwise permitted
Securities         except in connection with                   by the 1940 Act, or
                   borrowings permitted in the                 interpretations or
                   Fund's restriction on borrowing             modifications by, or
                   and except that the writing of              exemptive or other relief from,
                   covered options on securities               the SEC or other authority
                   and stock indexes, and                      with appropriate jurisdiction,
                   transactions in stock index                 and disclosed to investors, the
                   futures and options thereon,                Fund may not issue any senior
                   shall not be deemed to be the               security (as such term is
                   issuance of a senior security               defined in Section 18(f) of the
                                                               1940 Act), except insofar as
                                                               the Fund may be deemed to
                                                               have issued a senior security
                                                               by reason of borrowing money
                                                               in accordance with the Fund's
                                                               borrowing policies. For
                                                               purposes of this investment
                                                               restriction, collateral, escrow,
                                                               or margin or other deposits
                                                               with respect to the making of
                                                               short sales, the purchase or
                                                               sale of futures contracts or
                                                               options, purchase or sale of
                                                               forward foreign currency
                                                               contracts, and the writing of
                                                               options on securities are not
                                                               deemed to be an issuance of
                                                               senior security.

SUBJECT              CURRENT RESTRICTION                            PROPOSED RESTRICTION
-------------------------------------------------------------------------------------------------------
Real Estate        Cannot purchase or sell real                Except as otherwise permitted
                   estate or interests therein or              by the 1940 Act, or
                   real estate mortgages, provided             interpretations or
                   that the Fund may purchase                  modifications by, or
                   marketable securities of real               exemptive or other relief from,
                   estate investment trusts                    the SEC or other authority
                                                               with appropriate jurisdiction,
                                                               and disclosed to investors, the
                                                               Fund may not purchase, hold
                                                               or deal in real estate, but the
                                                               Fund may purchase and sell
                                                               securities that are secured by
                                                               real estate or issued by
                                                               companies that invest or deal
                                                               in real estate or real estate
                                                               investment trusts and may
                                                               acquire and hold real estate or
                                                               interests therein through
                                                               exercising rights or remedies
                                                               with regard to such securities.

Commodities        Cannot purchase or sell                     Except as otherwise permitted
                   commodities or commodity                    by the 1940 Act, or
                   contracts, nor invest in oil, gas           interpretations or
                   or other mineral exploration                modifications by, or
                   development programs,                       exemptive or other relief from,
                   including mineral leases, except            the SEC or other authority
                   that the Fund may purchase or               with appropriate jurisdiction,
                   sell stock index futures contracts          and disclosed to investors, the
                   and related options thereon if,             Fund may not invest in
                   thereafter, no more than 5% of              physical commodities or
                   its total assets are invested in            physical commodities
                   margin and premiums                         contracts, except that the Fund
                                                               may purchase and sell
                                                               options, forward contracts,
                                                               futures contracts, including
                                                               those related to indices, and
                                                               options on futures contracts or
                                                               indices and enter into swap
                                                               agreements and other
                                                               derivative instruments

SUBJECT              CURRENT RESTRICTION                            PROPOSED RESTRICTION
-------------------------------------------------------------------------------------------------------
Concentration      Cannot make any investment                  Except as otherwise permitted
                   in a particular industry if,                by the 1940 Act, or
                   immediately after the making                interpretations or
                   of such investment, 25% or                  modifications by, or
                   more of a Fund's total assets               exemptive or other relief from,
                   would be invested in such                   the SEC or other authority
                   industry                                    with appropriate jurisdiction,
                                                               and disclosed to investors, the
                                                               Fund may not invest more
                                                               than 25% of the value of its
                                                               total assets in the securities of
                                                               issuers in any single industry,
                                                               provided that there shall be no
                                                               limitation on the purchase of
                                                               obligations issued or
                                                               guaranteed by the U.S.
                                                               Government, its agencies or
                                                               instrumentalities or as
                                                               otherwise permitted by the
                                                               SEC.

Pledging           Cannot pledge, mortgage,                    To be Removed
Assets             hypothecate or otherwise
                   encumber is assets except in
                   connection with permissible
                   borrowings or investments

Purchases on       Cannot purchase securities                  To be Removed
Margin             on margin; but may obtain
                   such short-term credits from
                   banks as may be necessary
                   for the clearance of purchases
                   and sales of securities

SUBJECT              CURRENT RESTRICTION                            PROPOSED RESTRICTION
-------------------------------------------------------------------------------------------------------
Short Sales         Cannot make short sales of                 To be Removed
                    securities or maintain a short
                    position unless, at all times
                    when a short position is open,
                    it owns an equal amount of
                    such securities or owns
                    securities convertible into or
                    exchangeable for, without
                    payment of any further
                    consideration, securities
                    of the same issuer at least
                    equal in amount to the
                    securities sold short

Investing in        Cannot purchase the securities             To be Removed
Other               of any other investment
Investment          company, except that it may
Companies           make such a purchase in the
                    open market involving no
                    commission or profit to a
                    sponsor or dealer (other than
                    the customary broker's
                    commission), provided that
                    not more than 5% of the Fund's
                    total assets (taken at market or
                    other current value) would be
                    invested in such securities
                    immediately after the making
                    of any such investment, or the
                    Fund may make such a
                    purchase as part of a merger,
                    consolidation or acquisition
                    of assets

Participating       Cannot participate on a joint              To be Removed
in Joint            or joint-and-several basis in
Trading             any securities trading account
Account

SUBJECT              CURRENT RESTRICTION                            PROPOSED RESTRICTION
-------------------------------------------------------------------------------------------------------
Investing in        Cannot make any investment                 To be Removed
Warrants            in warrants or rights if,
                    immediately after the making
                    of such investment, more than
                    5% of a Fund's net assets would
                    be so invested or more than 2%
                    of a Fund's net assets would be
                    invested in warrants not listed
                    on a recognized domestic stock
                    exchange; provided, however,
                    that warrants or rights which are
                    attached to other securities shall
                    be deemed to have no value for
                    purposes hereof

Related Party       Cannot purchase or retain the              To be Removed
Investments         securities of any issuer if, to
                    the knowledge of the Treasurer
                    of a Fund, those officers and
                    directors of the Fund or the
                    Adviser owing individually
                    more than 1/2 of 1% of the
                    securities of such issuer
                    together own more than 5%
                    of the securities of such issuer

Unseasoned          Cannot purchase any security               To be Removed
Issuers             if, as a result, a Fund would
                    then have more than 5% of its
                    total assets invested in securities
                    of issuers (including predecessors)
                    that have been in continuous
                    operation for less than 3 years.
                    This limitation does not apply to
                    investments in obligations issued
                    or guaranteed by the U.S.
                    Government, its agencies or
                    instrumentalities.

SUBJECT              CURRENT RESTRICTION                            PROPOSED RESTRICTION
-------------------------------------------------------------------------------------------------------
Purchasing          Cannot purchase and sell                   To be Removed
and Selling         (write) put and call options
Put and Call        on securities and stock indexes
Options             if such options are not
                    exchange-traded or traded
                    on an automated quotation
                    system of a national securities
                    association. (Options on
                    securities written by the
                    Fund must be covered.)

                        APPENDIX F: NEW DISTRIBUTION PLAN

                          CLASS N DISTRIBUTION PLAN OF
                                  SPECTRA FUND

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund with respect to the Class N Shares of each of its portfolios listed on Schedule A hereto, as such Schedule may be amended in writing from time to time (each a "Portfolio"), by a majority of the members of the Fund's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees"), at a meeting called for the purpose of voting on this Plan, and it has been approved by a majority of the outstanding Class N Shares of each Portfolio with respect to which Rule 12b-1 requires such approval.

         1. SHAREHOLDER SERVICES. Pursuant to the terms of a Shareholder Servicing Agreement with the Fund (the "Servicing Agreement"), Fred Alger & Company, Incorporated ("Alger Inc.") provides or arranges for ongoing servicing and/or maintenance of shareholder accounts. This Plan authorizes the Fund to pay Alger Inc., on behalf of each Portfolio, a shareholder servicing fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets allocable to the Class N Shares of the Portfolio, as set forth in the Servicing Agreement, and such fee shall be charged only to that Class. The shareholder servicing fee will be used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder ac-counts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment manager, transfer agent, administrator or other agent of the Fund.

         2. PERIODIC REPORTING. Alger Inc. shall prepare reports for the Board of Trustees of the Fund on a quarterly basis showing amounts paid pursuant to this Plan, the Servicing Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

         3. CONTINUANCE. This Plan shall continue in effect with respect to each Portfolio indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

         4. TERMINATION. This Plan may be terminated with respect to a Portfolio at any time without penalty by vote of a majority of the Qualified Trustees or by vote of the majority of the outstanding Class N Shares of the Portfolio.

         5. AMENDMENT. This Plan may not be amended to materially increase the amount payable to Alger Inc. by the Fund for services under the Servicing Agreement without the vote of a majority of the outstanding Class N Shares of each affected Portfolio. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

         6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide:

              (a) that  such  agreement  may be  terminated  with  respect  to a
                  Portfolio at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class N Shares of the Portfolio, on not more than sixty (60) days' written notice to any other party to the agreement; and

              (b) that such agreement shall terminate automatically in the event of its assignment.

         7. FUND GOVERNANCE STANDARDS. So long as this Plan is in effect, the Fund will comply with the provisions of Rule 12b-1(c).

         8. RECORDKEEPING. The Fund will preserve copies of this Plan, the Servicing Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Servicing Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         9. LIMITATION OF LIABILITY. Any obligation of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustees or upon any shareholder.

         10. DEFINITIONS. The terms "interested person," "vote of a majority of the outstanding voting securities" and "assignment" shall have the meanings set forth in the Act and the rules and regulations thereunder.

Dated [  ], 2007

                                   SCHEDULE A

Spectra Fund

                    APPENDIX G: REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Trustees oversees the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements. The Committee operates pursuant to an Audit Committee Charter which was last revised and approved by the Board of Trustees on September 12, 2006, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

         In the performance of its oversight function, the Committee has considered and discussed the October 31, 2005 audited financial statements of the Fund with management and with Ernst & Young LLP ("E&Y"), the Fund's independent registered public accounting firm. The Committee has also discussed with E&Y the matters required to be discussed by the STATEMENT ON AUDITING STANDARDS NO. 61, COMMUNICATION WITH AUDIT COMMITTEES, as currently in effect. The Committee reviewed with E&Y, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee has reviewed the written disclosures and the letter from E&Y required by INDEPENDENCE STANDARDS BOARD STANDARD NO. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect and has discussed with E&Y the independence of the independent registered public accounting firm.

         The Committee discussed with E&Y the overall scope and plans for the audit. The Committee met with E&Y, with and without management present, to discuss the results of its examination, its evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005 and filed with the Securities and Exchange Commission.

         Shareholders are reminded, however, that the Members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and E&Y. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that E&Y is, in fact, "independent."

Lester L. Colbert, Jr., Audit Committee Member
Stephen E. O'Neil, Audit Committee Member
Nathan E. Saint-Amand, Audit Committee Member

September 12, 2006

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                             Your Proxy Vote is important!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 OR
                                             GO TO WEBSITE:
                                             https://vote.proxy-direct.com

                                             3. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             4. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.









PROXY CARD                         SPECTRA FUND                       PROXY CARD
               SPECIAL MEETING OF SHAREHOLDERS - JANUARY 17, 2007
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned shareholder of Spectra Fund, a Massachusetts business trust (the "Fund"), hereby appoints Daniel C. Chung and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of the Fund which the undersigned would be entitled to vote, standing in the name of the undersigned at the close of business on October 27, 2006, at the Special Meeting of Shareholders of the Fund to be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 at 1:00 p.m. (Eastern time) on January 17, 2007, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                            -------------------------      ---------------------

                            -------------------------      ---------------------


                                    PLEASE  MARK,  SIGN,  DATE AND  RETURN  THIS
                                    PROXY CARD PROMPTLY.  Signature(s) should be
                                    exactly  as name  or  names  appear  on this
                                    proxy.  If  shares  are held  jointly,  each
                                    holder   should  sign.   If  signing  is  by
                                    attorney, executor, administrator, trustee or guardian, please give full title.

                                    --------------------------------------------
                                    Signature(s)

                                    --------------------------------------------
                                    Signature(s)

                                    --------------------------------------------
                                    Date        Social Security or Tax ID Number
                                                                       SPF_17012

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: |_|

----------------------------------------------------------------------------
|_| To vote FOR ALL Proposals mark this box.  No other vote is necessary.
----------------------------------------------------------------------------

                                                                                                           FOR    WITHHOLD   FOR ALL
                                                                                                           ALL      ALL      EXCEPT
1.   ELECTION OF TRUSTEES.

     01.  Hilary M. Alger          02.  Charles F. Baird, Jr.     03.  Roger P. Cheever                    |_|      |_|        |_|
     04.  Lester L. Colbert, Jr.   05.  Stephen E. O'Neil         06.  Nathan E. Saint-Amand

         INSTRUCTIONS:  To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT"
         and write the nominee's number on the line provided below.

         ----------------------------------------------------------------------------------------------
                                                                                                           FOR    AGAINST    ABSTAIN

2.     TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                                     |_|      |_|        |_|

3.     TO APPROVE REVISIONS TO FUNDAMENTAL INVESTMENT POLICIES:                                            |_|      |_|        |_|

3.a.   CONVERT THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.                        |_|      |_|        |_|

3.b.   REVISE THE FUNDAMENTAL POLICY RELATING TO BORROWING MONEY.                                          |_|      |_|        |_|

3.c.   REVISE THE FUNDAMENTAL POLICY RELATING TO UNDERWRITING.                                             |_|      |_|        |_|

3.d.   REVISE THE FUNDAMENTAL POLICY RELATING TO LENDING.                                                  |_|      |_|        |_|

3.e.   REVISE THE FUNDAMENTAL POLICY RELATING TO ISSUING SENIOR SECURITIES.                                |_|      |_|        |_|

3.f.   REVISE THE FUNDAMENTAL POLICY RELATING TO REAL ESTATE.                                              |_|      |_|        |_|

3.g.   REVISE THE FUNDAMENTAL POLICY RELATING TO COMMODITIES.                                              |_|      |_|        |_|

3.h.   REVISE THE FUNDAMENTAL POLICY RELATING TO CONCENTRATION.                                            |_|      |_|        |_|

3.i.   REMOVE THE FUNDAMENTAL POLICY RELATING TO PURCHASING SECURITIES ON MARGIN.                          |_|      |_|        |_|

3.j.   REMOVE THE FUNDAMENTAL POLICY RELATING TO SHORT SALES.                                              |_|      |_|        |_|

3.k.   REMOVE THE FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN OTHER INVESTMENT COMPANIES.                |_|      |_|        |_|

3.l.   REMOVE THE FUNDAMENTAL POLICY RELATING TO PLEDGING ASSETS.                                          |_|      |_|        |_|

3.m.   REMOVE THE FUNDAMENTAL POLICY RELATING TO JOINT TRADE ACCOUNTS.                                     |_|      |_|        |_|

3.n.1. REMOVE THE FUNDAMENTAL POLICY RELATING TO WARRANTS.                                                 |_|      |_|        |_|

3.n.2. REMOVE THE FUNDAMENTAL POLICY RELATING TO PARTY INVESTMENTS.                                        |_|      |_|        |_|

3.n.3. REMOVE THE FUNDAMENTAL POLICY RELATING TO INVESTMENT IN UNSEASONED ISSUERS.                         |_|      |_|        |_|

3.n.4. REMOVE THE FUNDAMENTAL POLICY RELATING TO PURCHASING AND SELLING PUT AND CALL
       OPTIONS.                                                                                            |_|      |_|        |_|

4.     TO APPROVE THE DISTRIBUTION PLAN UNDER RULE 12b-1.                                                  |_|      |_|        |_|

5.     TO APPROVE AMENDMENTS TO THE FUND'S AGREEMENT AND DECLARATION OF TRUST.                             |_|      |_|        |_|

5.a.   ELIMINATE THE REQUIREMENT THAT SHAREHOLDERS APPROVE THE TERMINATION OF THE FUND.                    |_|      |_|        |_|

5.b.   ELIMINATE THE REQUIREMENT THAT SHAREHOLDERS APPROVE THE LIQUIDATION OF A SERIES OF THE FUND
       OR A CLASS OF SHARES OF A SERIES OF THE FUND.                                                       |_|      |_|        |_|

5.c.   ELIMINATE (SUBJECT TO A QUALIFICATION) THE REQUIREMENT THAT SHAREHOLDERS APPROVE THE
       REORGANIZATION OF THE FUND OR A SERIES OF THE FUND.                                                 |_|      |_|        |_|

5.d.   ADD A DEMAND REQUIREMENT FOR SHAREHOLDER DERIVATIVE SUITS.                                          |_|      |_|        |_|

6.     PROPOSAL TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
       THE MEETING OR ANY ADJOURNMENT THEREOF.                                                             |_|      |_|        |_|


                         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.